UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: June 30

Date of reporting period: July 1, 2022 through June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Annual Report
J.P. Morgan Exchange-Traded Funds
June 30, 2023
Fund	Ticker	Listing Exchange
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	JUSA	NYSE Arca
JPMorgan Active Growth ETF	JGRO	NYSE Arca
JPMorgan Active Small Cap Value ETF	JPSV	NYSE Arca
JPMorgan Active Value ETF	JAVA	NYSE Arca
JPMorgan Equity Premium Income ETF	JEPI	NYSE Arca
JPMorgan Nasdaq Equity Premium Income ETF	JEPQ	The NASDAQ Stock Market LLC

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

June 30, 2023	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While the performance of leading equity indexes was mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022 with its first rate increase in eleven years and the largest increase in the central bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.
Within U.S. equity markets, large cap and mid cap stock generally outperformed small cap stocks and growth stocks outperformed value stocks.

2	J.P. Morgan Exchange-Traded Funds	June 30, 2023

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	19.37%
Market Price **	19.74%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023	$27,827,186
Fund Ticker	JUSA
INVESTMENT OBJECTIVE ***
The JPMorgan ActiveBuilders U.S. Large Cap Equity ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in equity securities of large, well-established companies located in the U.S. The Fund allocates to a variety of the adviser’s actively managed U.S. equity strategies, including style strategies, and seeks to outperform the S&P 500 Index (the “Benchmark”) over time while maintaining similar risk characteristics.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund underperformed the Benchmark for the twelve months ended June 30, 2023.
The Fund’s security selection in the big banks & brokers sector and its underweight position in the semiconductors & hardware sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position and security selection in the real estate investment trusts sector and its security selection in the basic materials sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in Truist Financial Corp. and NXP Semiconductors NV. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Truist Financial, a regional bank, fell amid volatility in the regional banking sector following the collapse of Silicon Valley Bank and First Republic Bank in March 2023. Shares NXP Semiconductors, a semiconductor manufacturer, rose during the period but underperformed the broader semiconductors & hardware sector in the Benchmark.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Uber Technologies Inc. and its underweight positions in Intel Corp. and Qualcomm Inc. Shares of Uber Technologies, a ride-sharing platform provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023, and forecast growth in bookings for the full year 2023. Shares of Intel, a semiconductor manufacturer, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022.  Shares of Qualcomm, a semiconductor manufacturer, fell after the company reported lower-than-expected earnings for its fiscal second quarter and issued a weaker-than-expected forecast for the fiscal third quarter.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s largest overweight allocations relative to the Benchmark were to the big banks & brokers and retail sectors and its largest underweight allocations were to the semiconductors & hardware sector and the consumer stable sector.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.59 as of June 30, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of June 30, 2023, the closing price was $50.64.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.1%
2.	Apple, Inc.	6.1
3.	Amazon.com, Inc.	2.9
4.	NVIDIA Corp.	2.8
5.	Meta Platforms, Inc., Class A	2.4
6.	UnitedHealth Group, Inc.	1.7
7.	Alphabet, Inc., Class C	1.7
8.	AbbVie, Inc.	1.6
9.	Alphabet, Inc., Class A	1.6
10.	Lowe's Cos., Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.8%
Health Care	14.3
Financials	13.7
Consumer Discretionary	11.3
Industrials	9.6
Communication Services	7.9
Energy	4.9
Consumer Staples	4.5
Materials	3.1
Utilities	3.0
Real Estate	1.6
Short-Term Investments	0.3

4	J.P. Morgan Exchange-Traded Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
Net Asset Value	July 7, 2021	19.37%	2.71%
Market Price		19.74	2.76
LIFE OF FUND PERFORMANCE (7/7/21 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on July 7, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan ActiveBuilders U.S. Large Cap Equity ETF and the S&P 500 Index from July 7, 2021 to June 30, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Active Growth ETF
FUND COMMENTARY
FOR THE PERIOD August 8, 2022 (FUND INCEPTION) THROUGH June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	11.73%
Market Price **	11.77%
Russell 1000 Growth Index	12.07%
Net Assets as of 6/30/2023	$358,030,378
Fund Ticker	JGRO
INVESTMENT OBJECTIVE ***
The JPMorgan Active Growth ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in equity securities of U.S. large-capitalization companies, but the adviser has discretion to invest in securities across the whole market capitalization spectrum, including securities of mid-capitalization and small-capitalization companies. In implementing its main strategies, the Fund invests primarily in common stocks of companies that the adviser believes have strong earnings growth potential.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the period from inception on August 8, 2022 to June 30, 2023, the Fund had a positive absolute return and underperformed the Russell 1000 Growth Index (the “Benchmark).
The Fund’s security selection in the health care sector and its underweight position in the real estate sector, where it had no holdings, were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and technology sectors  was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight position in Amazon.com Inc. and its overweight positions in Meta Platforms Inc. and Horizon Therapeutics PLC. Shares of Amazon.com, an internet retailer and services provider, fell in October 2022 after the company reported lower-than-expected revenue and issued a weaker-than-expected forecast for 2023. Shares of Meta Platforms, operator of Facebook and other social media businesses, rose amid investor demand for large cap technology stocks during the second half of the period. Shares of Horizon Therapeutics, a pharmaceuticals developer based in Ireland, rose after the company agreed to be acquired by Amgen Inc.
Leading individual detractors from relative performance included the Fund’s overweight positions in SVB Financial Group and its underweight positions in Broadcom Inc. and Microsoft Corp. Shares of SVB Financial Group, a diversified banking company, fell ahead of the bank’s collapse in March 2023 and subsequent takeover by the U.S. Federal Deposit Insurance Corp. Shares of Broadcom, a semiconductor manufacturer, rose amid a broad rally in semiconductor stocks during the second half of the period. Shares of Microsoft, a software and technology services provider, rose amid investor demand for companies that provide artificial intelligence technology.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a bottom-up approach to stock selection, based on company fundamentals, quantitative screening and proprietary fundamental analysis. As a result of this process, the Fund’s largest sector allocations were to the technology and consumer discretionary sectors and it had no allocations to the real estate and utilities sectors.

6	J.P. Morgan Exchange-Traded Funds	June 30, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.72 as of June 30, 2023.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of June 30, 2023, the closing price was $55.74.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.8%
2.	Apple, Inc.	9.9
3.	NVIDIA Corp.	5.4
4.	Amazon.com, Inc.	5.0
5.	Alphabet, Inc., Class C	4.7
6.	Meta Platforms, Inc., Class A	4.0
7.	Tesla, Inc.	2.8
8.	Mastercard, Inc., Class A	2.4
9.	Netflix, Inc.	1.9
10.	Regeneron Pharmaceuticals, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	42.5%
Consumer Discretionary	14.9
Health Care	11.8
Communication Services	11.7
Industrials	7.9
Financials	5.5
Energy	1.6
Consumer Staples	1.4
Materials	0.8
Short-Term Investments	1.9

June 30, 2023	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Active Growth ETF
FUND COMMENTARY
FOR THE PERIOD August 8, 2022 (FUND INCEPTION) THROUGH June 30, 2023 (Unaudited) (continued)
TOTAL RETURNS AS OF June 30, 2023 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Active Growth ETF
Net Asset Value	August 8, 2022	11.73%
Market Price		11.77
LIFE OF FUND PERFORMANCE (8/8/22 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on August 8, 2022.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Active Growth ETF and the Russell 1000 Growth Index from August 8, 2022 to June 30, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The Russell 1000 Growth Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Exchange-Traded Funds	June 30, 2023

JPMorgan Active Small Cap Value ETF
FUND COMMENTARY
FOR THE PERIOD March 7, 2023 (FUND INCEPTION) THROUGH June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(1.48)%
Market Price **	(1.40)%
Russell 2000 Value Index	(2.63)%
Net Assets as of 6/30/2023	$10,836,656
Fund Ticker	JPSV
INVESTMENT OBJECTIVE ***
The JPMorgan Active Small Cap Value ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund seeks to invest in attractively valued companies with durable businesses, strong balance sheets and which are led by managements who have proven their ability to increase the intrinsic value per share of the company.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the period from inception on March 7, 2023 to June 30, 2023, the Fund outperformed the Russell 2000 Value Index (the “Benchmark”).
The Fund’s security selection in the materials sector and its underweight position in the financials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and real estate sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight position in Patterson Cos. and its out-of-Benchmark positions in Encompass Health Corp. and Diversey Holdings Ltd. Shares of Patterson, a dental and veterinary products distributor, rose after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of Encompass Health, a health care facilities operator, rose amid investor expectations that the company would benefit from higher Medicare payments for rehabilitative care and after the company reported better-than-expected earnings for the first quarter of 2023 and raised its 2023 earnings forecast. Shares of Diversey Holdings, a specialty chemicals manufacturer, rose after the company reported consecutive quarters of better-than-expected revenue during the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in ModivCare Inc. and TriCo Bancshares Inc., and its out-of-Benchmark position in Columbia Banking System Inc. Shares of ModivCare, a provider of administrative services to the health care sector, fell after the company reported lower-than-expected earnings for the first quarter of 2023. Shares of TriCo Bancshares, fell after the company reported lower-than-expected earnings for the fourth quarter of 2022 and the first quarter of 2023. Shares of Columbia Banking System, a regional bank based in Tacoma, Wash., fell amid investor concerns about regional banks following the collapse of Silicon Valley Bank..
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers implemented an investment process that sought to systematically identify high quality small cap companies at attractive valuations. As a result of this process, the Fund’s largest sector allocations were to the financials and industrials sectors and its smallest allocations were to the energy and communication services sectors.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Active Small Cap Value ETF
FUND COMMENTARY
FOR THE PERIOD March 7, 2023 (FUND INCEPTION) THROUGH June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.26 as of June 30, 2023.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of June 30, 2023, the closing price was $49.30.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Selective Insurance Group, Inc.	2.3%
2.	Patterson Cos., Inc.	1.8
3.	Encompass Health Corp.	1.7
4.	Comfort Systems USA, Inc.	1.5
5.	Alamo Group, Inc.	1.5
6.	Watts Water Technologies, Inc., Class A	1.4
7.	Agree Realty Corp.	1.4
8.	Safety Insurance Group, Inc.	1.3
9.	SouthState Corp.	1.3
10.	Radian Group, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	22.9%
Industrials	19.5
Real Estate	9.5
Consumer Discretionary	9.5
Information Technology	6.9
Materials	6.2
Health Care	6.2
Utilities	5.0
Consumer Staples	4.5
Energy	3.9
Communication Services	3.3
Short-Term Investments	2.6

10	J.P. Morgan Exchange-Traded Funds	June 30, 2023

TOTAL RETURNS AS OF June 30, 2023 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Active Small Cap Value ETF
Net Asset Value	March 7, 2023	(1.48)%
Market Price		(1.40)
LIFE OF FUND PERFORMANCE (3/7/23 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on March 7, 2023.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Active Small Cap Value ETF and the Russell 2000 Value Index from March 7, 2023 to June 30, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The Russell 2000 Value Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Russell 2000 Value Index is an unmanaged index measuring performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Active Value ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	12.79%
Market Price **	13.04%
Russell 1000 Value Index	11.54%
Net Assets as of 6/30/2023	$418,442,628
Fund Ticker	JAVA
INVESTMENT OBJECTIVE***
The JPMorgan Active Value ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased, but which have the potential to increase the intrinsic value per share. The Fund employs a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the communication services and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and industrials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Parker Hannifin Corp. and Axalta Coating Systems Ltd. and its out-of-Benchmark position in NXP Semiconductors NV. Shares of Parker Hannifin, a manufacturer of industrial machinery, components and supplies, rose amid consecutive quarters of better-than-expected earnings and growth in its aerospace business. Shares of Axalta Coating Systems, a specialty chemicals manufacturer, rose after the company reported better-than-expected results for the first quarter of 2023 and forecast better-than-expected revenue growth for the second quarter of 2023. Shares of NXP Semiconductors, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023.
Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and General Electric Co., and its overweight position in Bristol-Myers Squibb Co. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of General Electric, an industrial conglomerate, rose after the company reported consecutive quarters of better-than-expected earnings and raised its 2023 earnings forecast. Shares of Bristol-Myers Squibb, a pharmaceuticals manufacturer, fell amid lower-than-expected revenue for the first quarter of 2023 and investor expectations for lower drug prices under new Medicare program rules.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a bottom-up approach to stock selection, based on company fundamentals, quantitative screening and proprietary fundamental analysis. As a result of this process, the Fund’s largest sector allocations were to the financials and health care sectors and its smallest allocations were to the real estate and materials sectors.

12	J.P. Morgan Exchange-Traded Funds	June 30, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $53.14 as of June 30, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of June 30, 2023, the closing price was $53.15.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	2.7%
2.	Wells Fargo & Co.	2.7
3.	Bristol-Myers Squibb Co.	2.6
4.	Berkshire Hathaway, Inc., Class B	2.3
5.	Exxon Mobil Corp.	2.2
6.	Chevron Corp.	2.0
7.	Raytheon Technologies Corp.	2.0
8.	NextEra Energy, Inc.	1.8
9.	Philip Morris International, Inc.	1.7
10.	Comcast Corp., Class A	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	22.3%
Health Care	16.9
Industrials	12.0
Energy	8.0
Information Technology	6.5
Consumer Staples	6.5
Consumer Discretionary	6.2
Utilities	5.6
Communication Services	5.2
Materials	4.9
Real Estate	2.9
Short-Term Investments	3.0

June 30, 2023	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Active Value ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Active Value ETF
Net Asset Value	October 4, 2021	12.79%	5.70%
Market Price		13.04	5.72
LIFE OF FUND PERFORMANCE (10/4/21 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on October 4, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Active Value ETF and the Russell 1000 Value Index from October 4, 2021 to June 30, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The Russell 1000 Value Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 companies with lower price to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Exchange-Traded Funds	June 30, 2023

JPMorgan Equity Premium Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	11.30%
Market Price **	11.37%
S&P 500 Index	19.59%
ICE BofAML 3-Month US Treasury Bill Index	3.62%
Net Assets as of 6/30/2023	$28,046,696,328
Fund Ticker	JEPI
INVESTMENT OBJECTIVE***
The JPMorgan Equity Premium Income ETF (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
INVESTMENT APPROACH
The Fund seeks to generate income by investing in a combination of options-based equity-linked notes and a portfolio of U.S. large and mid cap stocks, comprised significantly of those included in the S&P 500 Index (the “Benchmark”), seeking to provide monthly distributions at a relatively stable level. The Fund seeks to deliver a significant portion of the returns associated with the Benchmark, while exposing investors to lower volatility than the Benchmark and also providing incremental income. The Fund uses a proprietary research process designed to identify over- and undervalued stocks with attractive risk/return characteristics.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund underperformed the Benchmark and outperformed the ICE BofAML 3-Month US Treasury Bill Index for the twelve months ended June 30, 2023. The Fund captured 58% of the Benchmark’s total return with about 67% of the Benchmark’s volatility during the reporting period, resulting in distributed income of $6.04 per share.
During the period, the Fund benefitted from increased volatility in financial markets and interest rates.
The Fund’s underweight position and security selection in the information technology sector and its overweight position in the utilities sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer discretionary sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in Nvidia Corp., and its overweight positions in Texas Instruments Inc. and
U.S. Bancorp. Shares of Nvidia, a semiconductor manufacturer not held in the Fund, rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast for the second quarter of 2023. Shares of U.S. Bancorp, a diversified bank based in  Minneapolis, Minn., fell amid a broad decline in regional banks following the collapse of Silicon Valley Bank and First Republic Bank in early March 2023.
Leading individual contributors to relative performance included the Fund’s underweight position in Pfizer Inc., and its overweight positions in Old Dominion Freight Line Inc. and Eaton Corp. Shares of Pfizer, a pharmaceuticals manufacturer not held in the Fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc., and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Old Dominion, a trucking and logistics company, rose after the company reported better-than-expected earnings and revenue for 2022 and amid investor expectations that the company would benefit from a potential bankruptcy filing by rival trucking company Yellow Corp. Shares of Eaton, an electrical components and equipment manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers maintained a defensive equity portfolio, investing primarily in common stocks of large cap U.S. companies, with reduced volatility compared with the Benchmark, while using options-based equity-linked notes in a consistent and disciplined manner. The combination of the diversified portfolio of equity securities and income from options-based equity-linked notes provided the Fund with returns associated with equity market investments, less risk compared with the equity market, and a stream of distributable monthly income.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	15

JPMorgan Equity Premium Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.29 as of June 30, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of June 30, 2023, the closing price was $55.33.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****
Equity-Linked Notes that are linked to the S&P 500 Index.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Adobe, Inc.	1.7%
2.	Amazon.com, Inc.	1.7
3.	Microsoft Corp.	1.6
4.	Mastercard, Inc., Class A	1.5
5.	Comcast Corp., Class A	1.5
6.	Hershey Co. (The)	1.4
7.	Accenture plc, Class A	1.4
8.	Visa, Inc., Class A	1.4
9.	Progressive Corp. (The)	1.4
10.	PepsiCo, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	13.4%
Financials	11.8
Industrials	11.5
Health Care	11.4
Consumer Staples	11.0
Consumer Discretionary	7.8
Utilities	4.7
Communication Services	4.3
Materials	3.4
Real Estate	3.1
Energy	2.4
Other ****	13.1
Short-Term Investments	2.1

16	J.P. Morgan Exchange-Traded Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Equity Premium Income ETF
Net Asset Value	May 20, 2020	11.30%	13.03%
Market Price		11.37	13.05
LIFE OF FUND PERFORMANCE (5/20/20 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on May 20, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Equity Premium Income ETF, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from May 20, 2020 to June 30, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	17

JPMorgan Nasdaq Equity Premium Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	20.76%
Market Price **	20.11%
Nasdaq-100 Index®	33.13%
ICE BofAML 3-Month US Treasury Bill Index	3.62%
Net Assets as of 6/30/2023	$3,956,996,062
Fund Ticker	JEPQ
INVESTMENT OBJECTIVE***
The JPMorgan Nasdaq Equity Premium Income ETF (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
INVESTMENT APPROACH
The Fund seeks to generate income through a combination of options-based equity-linked notes and investing in a portfolio of U.S. large cap and mid cap growth stocks comprised significantly of those included in the Nasdaq-100 Index (the “Benchmark”), seeking to provide monthly distributions at a relatively stable level. The Fund seeks to deliver a significant portion of the returns associated with the Benchmark, while exposing investors to lower volatility than the Benchmark and also providing incremental income. The Fund’s equity portfolio follows a proprietary data science driven investment approach designed to construct a portfolio that maximizes risk-adjusted expected returns.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund underperformed the Benchmark and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2023. The Fund captured 63% of the Benchmark’s total return with about 74% of the Benchmark’s volatility during the reporting period, resulting in distributed income of $5.64 per share.
The Fund’s security selection and overweight position in the utilities sector and its overweight position in the real estate sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and information technology sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight position in Xcel Energy Inc. and its underweight positions in Broadcom Inc. and Nvidia Corp. Shares of Xcel Energy, an electric utility, fell after reporting weaker-than-expected results for the third quarter and amid investor disappointment with customer rate settlements in Minnesota and Colorado. Shares of Broadcom, a semiconductor manufacturer, rose amid a broad rally in semiconductor stocks during the second half of the period. Shares of Nvidia, a semiconductor manufacturer, rose amid investor expectations for rising demand for the company’s artificial intelligence technology.
Leading individual contributors to relative performance included the Fund’s underweight positions in Intel Corp., Amgen Inc. and Enphase Energy Inc. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022. Shares of Amgen, a pharmaceuticals developer, fell after the U.S. Federal Trade Commission and six U.S. states filed a lawsuit to halt the company’s planned acquisition of Horizon Therapeutics PLC. Shares of Enphase Energy, a manufacturer of semiconductors for the solar energy industry that was not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast for the second quarter of 2023.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics. The combination of the portfolio of equity securities and income from options-based equity-linked notes provided the Fund with a portion of the returns associated with equity market investments, less risk compared with the equity market, and a stream of distributable monthly income.

18	J.P. Morgan Exchange-Traded Funds	June 30, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $48.33 as of June 30, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the The NASDAQ Stock Market LLC. As of June 30, 2023, the closing price was $48.37.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****
Equity-Linked Notes that are linked to the Nasdaq-100 Index.
ELN
Equity-Linked Note
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.9%
2.	Apple, Inc.	9.7
3.	Alphabet, Inc., Class C	6.2
4.	Amazon.com, Inc.	5.8
5.	NVIDIA Corp.	5.8
6.	Meta Platforms, Inc., Class A	3.6
7.	Barclays Bank plc, ELN, 69.30%, 8/8/2023, (linked to Nasdaq-100 Index)	3.4
8.	Morgan Stanley Finance LLC, ELN, 62.59%, 7/11/2023, (linked to Nasdaq-100 Index)	3.3
9.	BNP Paribas, ELN, 63.79%, 8/1/2023, (linked to Nasdaq-100 Index)	3.3
10.	Tesla, Inc.	3.3

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	41.8%
Communication Services	13.3
Consumer Discretionary	12.8
Health Care	4.8
Consumer Staples	4.3
Industrials	3.1
Utilities	1.1
Financials	0.8
Real Estate	0.3
Energy	0.2
Other ****	16.2
Short-Term Investments	1.3

June 30, 2023	J.P. Morgan Exchange-Traded Funds	19

JPMorgan Nasdaq Equity Premium Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Nasdaq Equity Premium Income ETF
Net Asset Value	May 3, 2022	20.76%	9.16%
Market Price		20.11	9.23
LIFE OF FUND PERFORMANCE (5/3/22 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on May 3, 2022.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Nasdaq Equity Premium Income ETF, the Nasdaq-100 Index and the ICE BofAML 3-Month US Treasury Bill Index from May 3, 2022 to June 30, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Nasdaq-100 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Nasdaq®, Nasdaq-100 Index®, Nasdaq 100® and NDX® are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by the adviser. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

20	J.P. Morgan Exchange-Traded Funds	June 30, 2023

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.6%
Aerospace & Defense — 2.0%
Boeing Co. (The) *	20	4,223
General Dynamics Corp.	361	77,669
Howmet Aerospace, Inc.	171	8,475
Northrop Grumman Corp.	428	195,082
Raytheon Technologies Corp.	2,058	201,602
Textron, Inc.	442	29,893
TransDigm Group, Inc.	43	38,449
		555,393
Air Freight & Logistics — 0.8%
FedEx Corp.	98	24,294
United Parcel Service, Inc., Class B	1,098	196,817
		221,111
Automobile Components — 0.1%
Aptiv plc *	180	18,376
Automobiles — 1.2%
Tesla, Inc. *	1,313	343,704
Banks — 3.6%
Bank of America Corp.	6,779	194,490
Citigroup, Inc.	1,179	54,281
Citizens Financial Group, Inc.	876	22,846
Fifth Third Bancorp	700	18,347
KeyCorp	462	4,269
M&T Bank Corp.	303	37,499
PNC Financial Services Group, Inc. (The)	523	65,872
Truist Financial Corp.	2,733	82,947
US Bancorp	3,681	121,620
Wells Fargo & Co.	9,477	404,478
		1,006,649
Beverages — 1.8%
Coca-Cola Co. (The)	4,102	247,023
Constellation Brands, Inc., Class A	111	27,320
Monster Beverage Corp. *	1,656	95,121
PepsiCo, Inc.	728	134,840
		504,304
Biotechnology — 4.5%
AbbVie, Inc.	3,384	455,926
Alnylam Pharmaceuticals, Inc. *	65	12,346
Amgen, Inc.	158	35,079
Biogen, Inc. *	441	125,619
BioMarin Pharmaceutical, Inc. *	128	11,095
Exact Sciences Corp. *	599	56,246
Moderna, Inc. *	80	9,720
INVESTMENTS	SHARES	VALUE($)

Biotechnology — continued
Neurocrine Biosciences, Inc. *	48	4,527
Regeneron Pharmaceuticals, Inc. *	387	278,075
Sarepta Therapeutics, Inc. *	201	23,019
Seagen, Inc. *	130	25,020
Vertex Pharmaceuticals, Inc. *	629	221,351
		1,258,023
Broadline Retail — 3.2%
Amazon.com, Inc. *	6,238	813,186
Etsy, Inc. *	71	6,007
MercadoLibre, Inc. (Brazil) *	66	78,184
		897,377
Building Products — 0.9%
Carrier Global Corp.	705	35,045
Masco Corp.	526	30,182
Trane Technologies plc	891	170,413
		235,640
Capital Markets — 4.1%
Ameriprise Financial, Inc.	285	94,666
BlackRock, Inc.	177	122,332
Blackstone, Inc.	395	36,723
Charles Schwab Corp. (The)	1,251	70,907
CME Group, Inc.	306	56,699
Goldman Sachs Group, Inc. (The)	222	71,604
Intercontinental Exchange, Inc.	318	35,959
Morgan Stanley	3,945	336,903
MSCI, Inc.	19	8,916
Raymond James Financial, Inc.	287	29,782
S&P Global, Inc.	591	236,926
State Street Corp.	172	12,587
T. Rowe Price Group, Inc.	328	36,742
		1,150,746
Chemicals — 2.2%
Air Products and Chemicals, Inc.	504	150,963
Axalta Coating Systems Ltd. *	3,537	116,049
Chemours Co. (The)	302	11,141
Dow, Inc.	575	30,625
Eastman Chemical Co.	928	77,692
Linde plc	153	58,305
LyondellBasell Industries NV, Class A	170	15,611
PPG Industries, Inc.	971	143,999
Sherwin-Williams Co. (The)	69	18,321
		622,706
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	21

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Commercial Services & Supplies — 0.3%
Cintas Corp.	36	17,895
Republic Services, Inc.	453	69,386
		87,281
Communications Equipment — 0.1%
Motorola Solutions, Inc.	64	18,770
Construction Materials — 0.5%
Vulcan Materials Co.	634	142,929
Consumer Finance — 1.0%
American Express Co.	1,281	223,150
Capital One Financial Corp.	430	47,029
		270,179
Consumer Staples Distribution & Retail — 1.1%
BJ's Wholesale Club Holdings, Inc. *	74	4,663
Costco Wholesale Corp.	158	85,064
Dollar General Corp.	642	108,999
Performance Food Group Co. *	145	8,735
Target Corp.	103	13,585
US Foods Holding Corp. *	130	5,720
Walmart, Inc.	505	79,376
		306,142
Containers & Packaging — 0.1%
Ball Corp.	622	36,207
Distributors — 0.0% ^
LKQ Corp.	138	8,041
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	413	6,587
Verizon Communications, Inc.	1,516	56,380
		62,967
Electric Utilities — 2.0%
Entergy Corp.	216	21,032
NextEra Energy, Inc.	4,768	353,785
PG&E Corp. *	7,478	129,220
Xcel Energy, Inc.	893	55,518
		559,555
Electrical Equipment — 1.2%
Eaton Corp. plc	1,537	309,091
Rockwell Automation, Inc.	100	32,945
		342,036
Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp., Class A	579	49,186
INVESTMENTS	SHARES	VALUE($)

Electronic Equipment, Instruments & Components — continued
Corning, Inc.	284	9,951
Keysight Technologies, Inc. *	55	9,210
		68,347
Energy Equipment & Services — 0.6%
Baker Hughes Co.	5,130	162,159
Entertainment — 0.8%
Netflix, Inc. *	471	207,471
Walt Disney Co. (The) *	223	19,909
		227,380
Financial Services — 3.0%
Berkshire Hathaway, Inc., Class B *	809	275,869
Block, Inc. *	252	16,776
Fidelity National Information Services, Inc.	157	8,588
Fiserv, Inc. *	111	14,003
FleetCor Technologies, Inc. *	120	30,129
Mastercard, Inc., Class A	969	381,108
PayPal Holdings, Inc. *	121	8,074
Visa, Inc., Class A	397	94,279
		828,826
Food Products — 0.3%
Mondelez International, Inc., Class A	1,224	89,279
Ground Transportation — 1.7%
CSX Corp.	3,064	104,482
Norfolk Southern Corp.	573	129,934
Uber Technologies, Inc. *	4,640	200,309
Union Pacific Corp.	126	25,782
		460,507
Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	434	47,315
Align Technology, Inc. *	161	56,936
Baxter International, Inc.	679	30,935
Becton Dickinson & Co.	212	55,970
Boston Scientific Corp. *	2,089	112,994
Dexcom, Inc. *	348	44,721
Intuitive Surgical, Inc. *	310	106,001
Medtronic plc	1,111	97,879
ResMed, Inc.	31	6,774
Stryker Corp.	55	16,780
Zimmer Biomet Holdings, Inc.	401	58,386
		634,691
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — 3.4%
AmerisourceBergen Corp.	83	15,972
Centene Corp. *	629	42,426
Cigna Group (The)	232	65,099
CVS Health Corp.	219	15,139
Elevance Health, Inc.	212	94,190
HCA Healthcare, Inc.	219	66,462
Humana, Inc.	155	69,305
McKesson Corp.	201	85,889
UnitedHealth Group, Inc.	989	475,353
Universal Health Services, Inc., Class B	145	22,877
		952,712
Health Care REITs — 0.3%
Ventas, Inc.	1,443	68,211
Hotel & Resort REITs — 0.1%
Host Hotels & Resorts, Inc.	1,965	33,071
Hotels, Restaurants & Leisure — 2.6%
Airbnb, Inc., Class A *	172	22,043
Booking Holdings, Inc. *	37	99,912
Carnival Corp. *	265	4,990
Chipotle Mexican Grill, Inc. *	55	117,645
Domino's Pizza, Inc.	49	16,512
Expedia Group, Inc. *	230	25,160
Marriott International, Inc., Class A	489	89,824
McDonald's Corp.	882	263,198
Royal Caribbean Cruises Ltd. *	47	4,876
Starbucks Corp.	399	39,525
Yum! Brands, Inc.	272	37,686
		721,371
Household Durables — 0.1%
Lennar Corp., Class A	63	7,895
Toll Brothers, Inc.	189	14,944
Whirlpool Corp.	33	4,910
		27,749
Household Products — 0.7%
Church & Dwight Co., Inc.	58	5,813
Colgate-Palmolive Co.	598	46,070
Kimberly-Clark Corp.	65	8,974
Procter & Gamble Co. (The)	933	141,574
		202,431
Industrial Conglomerates — 0.4%
Honeywell International, Inc.	506	104,995
INVESTMENTS	SHARES	VALUE($)

Industrial REITs — 0.7%
Prologis, Inc.	1,546	189,586
Insurance — 2.0%
Aflac, Inc.	178	12,424
Chubb Ltd.	354	68,166
Globe Life, Inc.	220	24,117
Hartford Financial Services Group, Inc. (The)	863	62,153
Loews Corp.	529	31,412
Marsh & McLennan Cos., Inc.	196	36,864
MetLife, Inc.	987	55,795
Progressive Corp. (The)	1,320	174,729
Prudential Financial, Inc.	305	26,907
Travelers Cos., Inc. (The)	332	57,655
		550,222
Interactive Media & Services — 5.7%
Alphabet, Inc., Class A *	3,723	445,643
Alphabet, Inc., Class C *	3,922	474,444
Meta Platforms, Inc., Class A *	2,268	650,871
		1,570,958
IT Services — 1.1%
Accenture plc, Class A	478	147,501
Cognizant Technology Solutions Corp., Class A	809	52,811
International Business Machines Corp.	316	42,284
MongoDB, Inc. *	36	14,796
Shopify, Inc., Class A (Canada) *	830	53,618
		311,010
Life Sciences Tools & Services — 0.7%
Danaher Corp.	392	94,080
Thermo Fisher Scientific, Inc.	176	91,828
		185,908
Machinery — 1.9%
Deere & Co.	679	275,124
Dover Corp.	806	119,006
Otis Worldwide Corp.	374	33,290
Parker-Hannifin Corp.	271	105,701
		533,121
Media — 1.0%
Charter Communications, Inc., Class A *	154	56,575
Comcast Corp., Class A	4,255	176,795
Trade Desk, Inc. (The), Class A *	573	44,247
		277,617
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	23

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Metals & Mining — 0.3%
Alcoa Corp.	126	4,275
Freeport-McMoRan, Inc.	1,299	51,960
Nucor Corp.	82	13,447
		69,682
Multi-Utilities — 1.0%
Ameren Corp.	254	20,744
CenterPoint Energy, Inc.	716	20,871
CMS Energy Corp.	1,301	76,434
Dominion Energy, Inc.	564	29,210
Public Service Enterprise Group, Inc.	1,859	116,392
		263,651
Oil, Gas & Consumable Fuels — 4.3%
Cheniere Energy, Inc.	197	30,015
Chevron Corp.	1,019	160,340
ConocoPhillips	3,364	348,544
Diamondback Energy, Inc.	361	47,421
EOG Resources, Inc.	1,380	157,927
EQT Corp.	125	5,141
Exxon Mobil Corp.	2,845	305,126
Marathon Oil Corp.	654	15,055
Pioneer Natural Resources Co.	595	123,272
		1,192,841
Passenger Airlines — 0.3%
Delta Air Lines, Inc. *	319	15,165
Southwest Airlines Co.	1,995	72,239
		87,404
Personal Care Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	64	12,568
Pharmaceuticals — 3.4%
Bristol-Myers Squibb Co.	5,861	374,811
Eli Lilly & Co.	486	227,924
Johnson & Johnson	1,326	219,480
Merck & Co., Inc.	682	78,696
Pfizer, Inc.	1,136	41,668
		942,579
Professional Services — 0.1%
Booz Allen Hamilton Holding Corp.	66	7,366
Equifax, Inc.	65	15,294
Leidos Holdings, Inc.	193	17,077
		39,737
INVESTMENTS	SHARES	VALUE($)

Residential REITs — 0.3%
AvalonBay Communities, Inc.	121	22,902
Equity LifeStyle Properties, Inc.	225	15,050
Mid-America Apartment Communities, Inc.	49	7,441
Sun Communities, Inc.	169	22,048
UDR, Inc.	446	19,160
		86,601
Semiconductors & Semiconductor Equipment — 7.9%
Advanced Micro Devices, Inc. *	1,867	212,670
Analog Devices, Inc.	953	185,654
ASML Holding NV (Registered), NYRS (Netherlands)	91	65,952
Broadcom, Inc.	99	85,876
First Solar, Inc. *	368	69,953
Intel Corp.	135	4,514
Lam Research Corp.	165	106,072
NVIDIA Corp.	1,812	766,512
NXP Semiconductors NV (China)	2,024	414,272
Qorvo, Inc. *	215	21,937
Teradyne, Inc.	773	86,058
Texas Instruments, Inc.	941	169,399
		2,188,869
Software — 10.2%
Adobe, Inc. *	321	156,966
Cadence Design Systems, Inc. *	69	16,182
HubSpot, Inc. *	72	38,310
Intuit, Inc.	382	175,029
Microsoft Corp.	5,806	1,977,175
Oracle Corp.	2,245	267,357
Salesforce, Inc. *	616	130,136
Synopsys, Inc. *	128	55,733
Workday, Inc., Class A *	129	29,140
		2,846,028
Specialized REITs — 0.2%
Digital Realty Trust, Inc.	99	11,273
Equinix, Inc.	30	23,518
SBA Communications Corp.	125	28,970
		63,761
Specialty Retail — 3.6%
AutoNation, Inc. *	96	15,803
AutoZone, Inc. *	69	172,042
Best Buy Co., Inc.	371	30,403
Burlington Stores, Inc. *	67	10,545
Home Depot, Inc. (The)	282	87,600
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Specialty Retail — continued
Lowe's Cos., Inc.	1,961	442,598
O'Reilly Automotive, Inc. *	58	55,407
TJX Cos., Inc. (The)	2,210	187,386
		1,001,784
Technology Hardware, Storage & Peripherals — 6.2%
Apple, Inc.	8,692	1,685,987
Seagate Technology Holdings plc	689	42,629
		1,728,616
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	846	93,373
Tapestry, Inc.	634	27,135
		120,508
Tobacco — 0.5%
Altria Group, Inc.	276	12,503
Philip Morris International, Inc.	1,338	130,615
		143,118
Trading Companies & Distributors — 0.0% ^
WESCO International, Inc.	51	9,132
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	383	53,199
Total Common Stocks (Cost $25,040,053)		27,698,365
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b) (Cost $90,192)	90,192	90,192
Total Investments — 99.9% (Cost $25,130,245)		27,788,557
Other Assets Less Liabilities — 0.1%		38,629
NET ASSETS — 100.0%		27,827,186

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 Micro E-Mini Future Equity Index	4	09/15/2023	USD	89,735	2,883

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	25

JPMorgan Active Growth ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.1%
Aerospace & Defense — 0.4%
TransDigm Group, Inc.	1,451	1,297,441
Automobiles — 2.8%
Tesla, Inc. *	38,829	10,164,267
Beverages — 0.9%
Constellation Brands, Inc., Class A	4,133	1,017,255
Monster Beverage Corp. *	39,965	2,295,590
		3,312,845
Biotechnology — 4.1%
AbbVie, Inc.	12,744	1,716,999
Alnylam Pharmaceuticals, Inc. *	8,204	1,558,268
Exact Sciences Corp. *	38,366	3,602,567
Moderna, Inc. *	2,625	318,937
Natera, Inc. *	11,783	573,361
Regeneron Pharmaceuticals, Inc. *	8,061	5,792,151
Sarepta Therapeutics, Inc. *	4,302	492,665
Seagen, Inc. *	3,223	620,299
		14,675,247
Broadline Retail — 5.8%
Amazon.com, Inc. *	137,064	17,867,663
Etsy, Inc. *	1,609	136,138
MercadoLibre, Inc. (Brazil) *	2,179	2,581,243
		20,585,044
Building Products — 0.9%
Trane Technologies plc	17,195	3,288,716
Capital Markets — 2.4%
Blackstone, Inc.	32,376	3,009,996
Charles Schwab Corp. (The)	5,100	289,068
Morgan Stanley	30,852	2,634,761
MSCI, Inc.	682	320,056
S&P Global, Inc.	5,582	2,237,768
		8,491,649
Chemicals — 0.2%
Sherwin-Williams Co. (The)	2,331	618,927
Commercial Services & Supplies — 0.7%
Copart, Inc. *	28,484	2,598,026
Communications Equipment — 0.2%
Arista Networks, Inc. *	4,508	730,566
INVESTMENTS	SHARES	VALUE($)

Construction & Engineering — 1.0%
AECOM	10,268	869,597
Quanta Services, Inc.	13,742	2,699,616
		3,569,213
Consumer Staples Distribution & Retail — 0.1%
Target Corp.	3,452	455,319
Electrical Equipment — 1.3%
AMETEK, Inc.	11,250	1,821,150
Hubbell, Inc.	5,554	1,841,484
Rockwell Automation, Inc.	3,381	1,113,871
		4,776,505
Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp., Class A	19,261	1,636,222
Jabil, Inc.	12,246	1,321,711
Keysight Technologies, Inc. *	4,548	761,562
		3,719,495
Energy Equipment & Services — 0.3%
TechnipFMC plc (United Kingdom) *	62,107	1,032,218
Entertainment — 2.1%
Netflix, Inc. *	15,528	6,839,929
Take-Two Interactive Software, Inc. *	4,571	672,668
		7,512,597
Financial Services — 2.7%
Block, Inc. *	8,259	549,802
Mastercard, Inc., Class A	22,219	8,738,733
PayPal Holdings, Inc. *	4,250	283,602
		9,572,137
Ground Transportation — 1.6%
Old Dominion Freight Line, Inc.	2,351	869,282
Uber Technologies, Inc. *	115,650	4,992,611
		5,861,893
Health Care Equipment & Supplies — 3.3%
Align Technology, Inc. *	5,373	1,900,108
Cooper Cos., Inc. (The)	3,999	1,533,336
Dexcom, Inc. *	21,376	2,747,030
Insulet Corp. *	3,712	1,070,318
Intuitive Surgical, Inc. *	13,547	4,632,261
		11,883,053
Health Care Providers & Services — 1.9%
HCA Healthcare, Inc.	7,215	2,189,608
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — continued
McKesson Corp.	5,261	2,248,078
UnitedHealth Group, Inc.	5,179	2,489,235
		6,926,921
Hotels, Restaurants & Leisure — 2.7%
Airbnb, Inc., Class A *	5,779	740,637
Booking Holdings, Inc. *	650	1,755,214
Chipotle Mexican Grill, Inc. *	921	1,970,019
Hilton Worldwide Holdings, Inc.	11,457	1,667,566
Marriott International, Inc., Class A	11,316	2,078,636
Starbucks Corp.	13,192	1,306,800
		9,518,872
Household Durables — 0.2%
Garmin Ltd.	8,502	886,674
Insurance — 0.5%
Progressive Corp. (The)	13,535	1,791,628
Interactive Media & Services — 8.7%
Alphabet, Inc., Class C *	139,312	16,852,573
Meta Platforms, Inc., Class A *	49,298	14,147,540
		31,000,113
IT Services — 1.9%
Cognizant Technology Solutions Corp., Class A	11,151	727,937
MongoDB, Inc. *	7,161	2,943,099
Shopify, Inc., Class A (Canada) *	31,999	2,067,136
Snowflake, Inc., Class A *	6,164	1,084,741
		6,822,913
Life Sciences Tools & Services — 0.6%
Mettler-Toledo International, Inc. *	580	760,751
Thermo Fisher Scientific, Inc.	2,971	1,550,119
		2,310,870
Machinery — 1.3%
Deere & Co.	7,909	3,204,648
Ingersoll Rand, Inc.	23,676	1,547,463
		4,752,111
Media — 0.9%
Trade Desk, Inc. (The), Class A *	42,184	3,257,448
Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	54,007	2,160,280
Oil, Gas & Consumable Fuels — 1.3%
Cheniere Energy, Inc.	14,372	2,189,718
INVESTMENTS	SHARES	VALUE($)

Oil, Gas & Consumable Fuels — continued
ConocoPhillips	10,826	1,121,682
EOG Resources, Inc.	10,983	1,256,894
		4,568,294
Personal Care Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	6,630	1,301,999
Pharmaceuticals — 1.8%
Eli Lilly & Co.	11,975	5,616,036
Royalty Pharma plc, Class A	29,492	906,584
		6,522,620
Professional Services — 0.5%
Equifax, Inc.	6,925	1,629,453
Semiconductors & Semiconductor Equipment — 10.1%
Advanced Micro Devices, Inc. *	30,612	3,487,013
ASML Holding NV (Registered), NYRS (Netherlands)	1,943	1,408,189
Broadcom, Inc.	3,361	2,915,432
Entegris, Inc.	11,294	1,251,601
First Solar, Inc. *	12,136	2,306,932
Lam Research Corp.	4,773	3,068,371
Marvell Technology, Inc.	18,590	1,111,310
NVIDIA Corp.	45,476	19,237,258
SolarEdge Technologies, Inc. *	4,552	1,224,716
		36,010,822
Software — 19.4%
Adobe, Inc. *	4,676	2,286,517
Cadence Design Systems, Inc. *	4,461	1,046,194
Confluent, Inc., Class A *	39,656	1,400,253
Crowdstrike Holdings, Inc., Class A *	6,100	895,907
HashiCorp, Inc., Class A *	20,553	538,077
HubSpot, Inc. *	5,254	2,795,601
Intuit, Inc.	10,352	4,743,183
Microsoft Corp.	113,418	38,623,366
Oracle Corp.	40,625	4,838,031
Palo Alto Networks, Inc. *	11,053	2,824,152
Salesforce, Inc. *	14,496	3,062,425
ServiceNow, Inc. *	2,478	1,392,562
Synopsys, Inc. *	6,515	2,836,696
Workday, Inc., Class A *	9,576	2,163,123
		69,446,087
Specialty Retail — 2.9%
AutoZone, Inc. *	822	2,049,542
Lowe's Cos., Inc.	20,626	4,655,288
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	27

JPMorgan Active Growth ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Specialty Retail — continued
Ross Stores, Inc.	12,282	1,377,181
TJX Cos., Inc. (The)	11,053	937,184
Tractor Supply Co.	5,364	1,185,980
		10,205,175
Technology Hardware, Storage & Peripherals — 9.9%
Apple, Inc.	181,938	35,290,514
Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc. *	2,727	1,032,169
Tapestry, Inc.	18,656	798,477
		1,830,646
Trading Companies & Distributors — 0.2%
Air Lease Corp.	16,132	675,124
Total Common Stocks (Cost $293,993,896)		351,053,722
Short-Term Investments — 1.9%
Investment Companies — 1.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b) (Cost $6,933,264)	6,933,264	6,933,264
Total Investments — 100.0% (Cost $300,927,160)		357,986,986
Other Assets Less Liabilities — 0.0% ^		43,392
NET ASSETS — 100.0%		358,030,378

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Exchange-Traded Funds	June 30, 2023

JPMorgan Active Small Cap Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.5%
Aerospace & Defense — 1.2%
AerSale Corp. *	6,025	88,568
Moog, Inc., Class A	343	37,191
		125,759
Automobile Components — 0.9%
Atmus Filtration Technologies, Inc. *	1,700	37,332
Patrick Industries, Inc.	685	54,800
		92,132
Banks — 14.4%
BancFirst Corp.	425	39,100
Camden National Corp.	1,849	57,264
City Holding Co.	927	83,421
Columbia Banking System, Inc.	6,437	130,542
First Busey Corp.	5,922	119,032
First Commonwealth Financial Corp.	6,675	84,439
First Merchants Corp.	3,080	86,948
Heritage Commerce Corp.	9,414	77,948
Independent Bank Corp.	1,540	68,545
Independent Bank Corp.	7,127	120,874
Lakeland Bancorp, Inc.	5,135	68,758
Old National Bancorp	9,386	130,841
Premier Financial Corp.	4,022	64,432
Simmons First National Corp., Class A	3,779	65,188
SouthState Corp.	2,153	141,667
TriCo Bancshares	2,635	87,482
WSFS Financial Corp.	3,548	133,831
		1,560,312
Beverages — 1.0%
Primo Water Corp.	8,299	104,069
Building Products — 4.4%
AZZ, Inc.	2,708	117,690
CSW Industrials, Inc.	666	110,683
Hayward Holdings, Inc. *	9,413	120,957
UFP Industries, Inc.	1,284	124,612
		473,942
Capital Markets — 2.2%
Donnelley Financial Solutions, Inc. *	1,100	50,083
LPL Financial Holdings, Inc.	428	93,060
Virtus Investment Partners, Inc.	462	91,231
		234,374
Chemicals — 6.2%
Chase Corp.	1,002	121,462
Diversey Holdings Ltd. *	12,667	106,276
INVESTMENTS	SHARES	VALUE($)

Chemicals — continued
Hawkins, Inc.	2,139	102,009
HB Fuller Co.	1,711	122,354
Innospec, Inc.	1,112	111,689
Stepan Co.	1,112	106,263
		670,053
Commercial Services & Supplies — 0.9%
Brady Corp., Class A	1,981	94,236
Communications Equipment — 0.7%
Viavi Solutions, Inc. *	6,676	75,639
Construction & Engineering — 1.5%
Comfort Systems USA, Inc.	964	158,289
Diversified Telecommunication Services — 0.4%
Iridium Communications, Inc.	674	41,869
Electric Utilities — 0.9%
Portland General Electric Co.	2,088	97,781
Electronic Equipment, Instruments & Components — 4.6%
Fabrinet (Thailand) *	444	57,667
Insight Enterprises, Inc. *	482	70,536
Knowles Corp. *	5,477	98,915
Plexus Corp. *	798	78,395
TTM Technologies, Inc. *	7,701	107,044
Vishay Intertechnology, Inc.	3,001	88,229
		500,786
Energy Equipment & Services — 1.4%
ChampionX Corp.	3,923	121,770
RPC, Inc.	4,600	32,890
		154,660
Financial Services — 2.3%
PennyMac Financial Services, Inc.	1,607	112,988
Radian Group, Inc.	5,471	138,307
		251,295
Food Products — 1.7%
Flowers Foods, Inc.	3,081	76,655
Hostess Brands, Inc. *	4,267	108,041
		184,696
Gas Utilities — 2.4%
Chesapeake Utilities Corp.	685	81,515
ONE Gas, Inc.	1,762	135,339
Southwest Gas Holdings, Inc.	685	43,601
		260,455
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	29

JPMorgan Active Small Cap Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Ground Transportation — 1.2%
Marten Transport Ltd.	5,904	126,936
Health Care Equipment & Supplies — 0.8%
Utah Medical Products, Inc.	941	87,701
Health Care Providers & Services — 4.8%
Encompass Health Corp.	2,652	179,567
Ensign Group, Inc. (The)	1,027	98,037
ModivCare, Inc. *	1,027	46,431
Patterson Cos., Inc.	5,916	196,766
		520,801
Hotel & Resort REITs — 1.0%
RLJ Lodging Trust	5,235	53,763
Sunstone Hotel Investors, Inc.	5,566	56,328
		110,091
Hotels, Restaurants & Leisure — 2.0%
Bloomin' Brands, Inc.	2,312	62,170
Everi Holdings, Inc. *	6,790	98,183
Jack in the Box, Inc.	585	57,055
		217,408
Household Durables — 1.7%
La-Z-Boy, Inc.	1,884	53,958
M/I Homes, Inc. *	856	74,635
MDC Holdings, Inc.	1,199	56,077
		184,670
Industrial REITs — 2.5%
Plymouth Industrial REIT, Inc.	3,424	78,820
Rexford Industrial Realty, Inc.	1,740	90,863
Terreno Realty Corp.	1,711	102,831
		272,514
Insurance — 3.6%
Safety Insurance Group, Inc.	2,027	145,377
Selective Insurance Group, Inc.	2,534	243,137
		388,514
Interactive Media & Services — 1.7%
IAC, Inc. *	1,797	112,852
TripAdvisor, Inc. *	4,258	70,214
		183,066
Machinery — 6.3%
Alamo Group, Inc.	856	157,427
EnPro Industries, Inc.	320	42,730
Kadant, Inc.	549	121,933
INVESTMENTS	SHARES	VALUE($)

Machinery — continued
Lincoln Electric Holdings, Inc.	513	101,897
Mueller Industries, Inc.	1,198	104,561
Watts Water Technologies, Inc., Class A	856	157,273
		685,821
Media — 1.2%
Cable One, Inc.	144	94,620
John Wiley & Sons, Inc., Class A	1,148	39,066
		133,686
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Ladder Capital Corp.	4,457	48,358
Multi-Utilities — 0.8%
Unitil Corp.	1,780	90,264
Office REITs — 1.6%
Equity Commonwealth	5,496	111,349
Highwoods Properties, Inc.	2,654	63,457
		174,806
Oil, Gas & Consumable Fuels — 2.5%
Chord Energy Corp.	430	66,134
CNX Resources Corp. *	2,142	37,956
Matador Resources Co.	2,112	110,500
PDC Energy, Inc.	856	60,896
		275,486
Personal Care Products — 1.8%
Edgewell Personal Care Co.	2,824	116,659
Inter Parfums, Inc.	585	79,110
		195,769
Pharmaceuticals — 0.6%
Prestige Consumer Healthcare, Inc. *	1,030	61,213
Professional Services — 0.7%
ASGN, Inc. *	941	71,168
Residential REITs — 1.1%
American Homes 4 Rent, Class A	2,055	72,850
Centerspace	827	50,744
		123,594
Retail REITs — 2.5%
Agree Realty Corp.	2,395	156,609
Kite Realty Group Trust	5,134	114,694
		271,303
Semiconductors & Semiconductor Equipment — 1.6%
Amkor Technology, Inc.	2,921	86,900
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Cohu, Inc. *	1,114	46,298
Synaptics, Inc. *	525	44,824
		178,022
Specialized REITs — 0.8%
Rayonier, Inc.	2,738	85,973
Specialty Retail — 2.3%
Group 1 Automotive, Inc.	513	132,405
Urban Outfitters, Inc. *	3,365	111,483
		243,888
Textiles, Apparel & Luxury Goods — 2.7%
Kontoor Brands, Inc.	2,052	86,389
Movado Group, Inc.	1,627	43,653
Oxford Industries, Inc.	599	58,954
Steven Madden Ltd.	3,115	101,829
		290,825
Trading Companies & Distributors — 3.3%
Applied Industrial Technologies, Inc.	837	121,223
Beacon Roofing Supply, Inc. *	1,382	114,678
McGrath RentCorp	1,369	126,605
		362,506
Water Utilities — 0.9%
American States Water Co.	1,178	102,486
Total Common Stocks (Cost $10,713,824)		10,567,216
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 2.6%
Investment Companies — 2.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b) (Cost $278,027)	278,027	278,027
Total Investments — 100.1% (Cost $10,991,851)		10,845,243
Liabilities in Excess of Other Assets — (0.1)%		(8,587)
NET ASSETS — 100.0%		10,836,656

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	31

JPMorgan Active Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 96.9%
Aerospace & Defense — 3.4%
Boeing Co. (The) *	7,562	1,596,792
General Dynamics Corp.	11,121	2,392,683
Northrop Grumman Corp.	4,194	1,911,625
Raytheon Technologies Corp.	86,365	8,460,316
		14,361,416
Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	18,625	3,338,531
Banks — 9.9%
Bank of America Corp.	391,686	11,237,470
Citigroup, Inc.	74,239	3,417,963
Citizens Financial Group, Inc.	70,140	1,829,251
First Horizon Corp.	40,870	460,605
KeyCorp	135,865	1,255,393
M&T Bank Corp.	8,191	1,013,718
PNC Financial Services Group, Inc. (The)	47,321	5,960,080
Truist Financial Corp.	59,557	1,807,555
US Bancorp	100,201	3,310,641
Wells Fargo & Co.	263,098	11,229,023
		41,521,699
Beverages — 0.8%
Keurig Dr Pepper, Inc.	31,816	994,886
Monster Beverage Corp. *	14,253	818,692
PepsiCo, Inc.	9,198	1,703,654
		3,517,232
Biotechnology — 4.1%
AbbVie, Inc.	48,790	6,573,477
Amgen, Inc.	4,865	1,080,127
Biogen, Inc. *	9,952	2,834,827
BioMarin Pharmaceutical, Inc. *	17,179	1,489,076
Regeneron Pharmaceuticals, Inc. *	3,547	2,548,661
Vertex Pharmaceuticals, Inc. *	7,340	2,583,020
		17,109,188
Building Products — 1.3%
Carrier Global Corp.	47,026	2,337,663
Masco Corp.	52,224	2,996,613
		5,334,276
Capital Markets — 3.6%
BlackRock, Inc.	5,457	3,771,551
Charles Schwab Corp. (The)	24,641	1,396,652
CME Group, Inc.	7,806	1,446,374
Goldman Sachs Group, Inc. (The)	6,841	2,206,496
Morgan Stanley	41,202	3,518,651
INVESTMENTS	SHARES	VALUE($)

Capital Markets — continued
S&P Global, Inc.	3,824	1,533,003
T. Rowe Price Group, Inc.	10,097	1,131,066
		15,003,793
Chemicals — 3.5%
Air Products and Chemicals, Inc.	12,801	3,834,284
Axalta Coating Systems Ltd. *	112,163	3,680,068
Chemours Co. (The)	102,451	3,779,417
FMC Corp.	13,425	1,400,764
PPG Industries, Inc.	14,520	2,153,316
		14,847,849
Commercial Services & Supplies — 0.5%
Republic Services, Inc.	13,964	2,138,866
Construction Materials — 0.7%
Vulcan Materials Co.	13,141	2,962,507
Consumer Finance — 1.0%
American Express Co.	14,590	2,541,578
Capital One Financial Corp.	13,232	1,447,184
		3,988,762
Consumer Staples Distribution & Retail — 2.3%
BJ's Wholesale Club Holdings, Inc. *	21,848	1,376,643
Dollar General Corp.	8,453	1,435,150
Performance Food Group Co. *	42,593	2,565,802
US Foods Holding Corp. *	38,336	1,686,784
Walmart, Inc.	15,551	2,444,306
		9,508,685
Containers & Packaging — 0.3%
Ball Corp.	19,170	1,115,886
Electric Utilities — 2.3%
Entergy Corp.	6,648	647,316
NextEra Energy, Inc.	99,512	7,383,790
Xcel Energy, Inc.	27,510	1,710,297
		9,741,403
Electrical Equipment — 0.8%
Eaton Corp. plc	12,575	2,528,833
Emerson Electric Co.	11,336	1,024,661
		3,553,494
Entertainment — 0.3%
Endeavor Group Holdings, Inc., Class A *	22,532	538,965
Walt Disney Co. (The) *	6,863	612,729
		1,151,694
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Financial Services — 4.0%
Berkshire Hathaway, Inc., Class B *	28,110	9,585,510
Fidelity National Information Services, Inc.	46,275	2,531,242
Fiserv, Inc. *	32,565	4,108,075
WEX, Inc. *	3,466	631,055
		16,855,882
Food Products — 1.0%
Mondelez International, Inc., Class A	57,046	4,160,935
Gas Utilities — 0.2%
National Fuel Gas Co.	18,115	930,386
Ground Transportation — 0.9%
CSX Corp.	77,924	2,657,208
Knight-Swift Transportation Holdings, Inc.	7,771	431,757
Uber Technologies, Inc. *	13,864	598,509
		3,687,474
Health Care Equipment & Supplies — 2.5%
Baxter International, Inc.	47,524	2,165,193
Becton Dickinson & Co.	6,547	1,728,474
Boston Scientific Corp. *	40,711	2,202,058
Medtronic plc	30,121	2,653,660
Zimmer Biomet Holdings, Inc.	12,363	1,800,053
		10,549,438
Health Care Providers & Services — 5.3%
AmerisourceBergen Corp.	24,387	4,692,790
Centene Corp. *	82,104	5,537,915
Cigna Group (The)	7,925	2,223,755
CVS Health Corp.	15,149	1,047,250
Elevance Health, Inc.	3,961	1,759,833
Humana, Inc.	2,076	928,242
UnitedHealth Group, Inc.	11,001	5,287,521
Universal Health Services, Inc., Class B	4,452	702,392
		22,179,698
Health Care REITs — 1.0%
Ventas, Inc.	85,488	4,041,018
Hotel & Resort REITs — 0.2%
Host Hotels & Resorts, Inc.	60,544	1,018,956
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc. *	537	1,450,077
Carnival Corp. *	77,843	1,465,784
Domino's Pizza, Inc.	6,040	2,035,420
INVESTMENTS	SHARES	VALUE($)

Hotels, Restaurants & Leisure — continued
McDonald's Corp.	7,635	2,278,360
Wynn Resorts Ltd.	7,252	765,884
		7,995,525
Household Durables — 0.3%
Toll Brothers, Inc.	16,221	1,282,594
Household Products — 0.6%
Procter & Gamble Co. (The)	16,635	2,524,195
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	13,835	2,870,763
Insurance — 3.8%
Chubb Ltd.	10,076	1,940,235
Hartford Financial Services Group, Inc. (The)	26,578	1,914,148
Loews Corp.	16,311	968,547
Marsh & McLennan Cos., Inc.	6,029	1,133,934
MetLife, Inc.	38,092	2,153,341
Progressive Corp. (The)	24,716	3,271,657
Prudential Financial, Inc.	9,391	828,474
Travelers Cos., Inc. (The)	16,549	2,873,899
Willis Towers Watson plc	2,683	631,846
		15,716,081
Interactive Media & Services — 1.9%
Alphabet, Inc., Class C *	22,447	2,715,414
Meta Platforms, Inc., Class A *	17,728	5,087,581
		7,802,995
IT Services — 0.3%
International Business Machines Corp.	9,743	1,303,711
Machinery — 1.9%
AGCO Corp.	8,278	1,087,895
Dover Corp.	20,602	3,041,885
Parker-Hannifin Corp.	10,165	3,964,757
		8,094,537
Media — 2.8%
Charter Communications, Inc., Class A *	12,894	4,736,869
Comcast Corp., Class A	165,222	6,864,974
		11,601,843
Metals & Mining — 0.3%
Alcoa Corp.	37,117	1,259,380
Multi-Utilities — 3.1%
Ameren Corp.	9,574	781,909
CenterPoint Energy, Inc.	14,627	426,377
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	33

JPMorgan Active Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Multi-Utilities — continued
CMS Energy Corp.	35,170	2,066,237
Dominion Energy, Inc.	84,197	4,360,563
Public Service Enterprise Group, Inc.	84,044	5,261,995
		12,897,081
Oil, Gas & Consumable Fuels — 8.0%
Cheniere Energy, Inc.	6,596	1,004,966
Chevron Corp.	53,928	8,485,571
ConocoPhillips	48,878	5,064,250
Diamondback Energy, Inc.	11,525	1,513,924
EOG Resources, Inc.	38,532	4,409,602
EQT Corp.	36,700	1,509,471
Exxon Mobil Corp.	86,012	9,224,787
Pioneer Natural Resources Co.	10,763	2,229,878
		33,442,449
Passenger Airlines — 1.1%
Delta Air Lines, Inc. *	30,270	1,439,036
Southwest Airlines Co.	86,208	3,121,591
		4,560,627
Personal Care Products — 0.1%
Kenvue, Inc. * (a)	13,293	351,201
Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	168,535	10,777,813
Eli Lilly & Co.	3,531	1,655,968
Johnson & Johnson	37,962	6,283,470
Merck & Co., Inc.	7,081	817,077
Pfizer, Inc.	34,997	1,283,690
		20,818,018
Residential REITs — 0.9%
AvalonBay Communities, Inc.	3,739	707,681
Mid-America Apartment Communities, Inc.	14,515	2,204,248
Sun Communities, Inc.	7,616	993,583
		3,905,512
Semiconductors & Semiconductor Equipment — 4.4%
Advanced Micro Devices, Inc. *	12,176	1,386,968
Analog Devices, Inc.	17,585	3,425,734
Intel Corp.	39,823	1,331,681
NXP Semiconductors NV (China)	22,810	4,668,751
ON Semiconductor Corp. *	9,104	861,056
Qorvo, Inc. *	17,817	1,817,869
Skyworks Solutions, Inc.	9,460	1,047,127
INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	12,227	1,361,232
Texas Instruments, Inc.	14,651	2,637,473
		18,537,891
Software — 1.6%
Microsoft Corp.	8,717	2,968,487
Oracle Corp.	10,046	1,196,378
Salesforce, Inc. *	10,977	2,319,001
		6,483,866
Specialized REITs — 0.8%
Digital Realty Trust, Inc.	28,977	3,299,611
Specialty Retail — 3.4%
AutoZone, Inc. *	843	2,101,903
Best Buy Co., Inc.	13,177	1,079,855
Home Depot, Inc. (The)	7,152	2,221,697
Lowe's Cos., Inc.	19,061	4,302,068
O'Reilly Automotive, Inc. *	1,350	1,289,655
TJX Cos., Inc. (The)	37,165	3,151,220
		14,146,398
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.	4,679	907,586
Textiles, Apparel & Luxury Goods — 0.6%
Kontoor Brands, Inc.	21,857	920,179
NIKE, Inc., Class B	15,075	1,663,828
		2,584,007
Tobacco — 1.7%
Philip Morris International, Inc.	71,991	7,027,761
Trading Companies & Distributors — 0.6%
WESCO International, Inc.	14,989	2,683,930
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	7,133	990,774
Total Common Stocks (Cost $386,187,099)		405,707,404
Short-Term Investments — 3.0%
Investment Companies — 2.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c) (Cost $12,221,401)	12,221,401	12,221,401
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c) (Cost $252,180)	252,180	252,180
Total Short-Term Investments (Cost $12,473,581)		12,473,581
Total Investments — 99.9% (Cost $398,660,680)		418,180,985
Other Assets Less Liabilities — 0.1%		261,643
NET ASSETS — 100.0%		418,442,628

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $246,763.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	35

JPMorgan Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 85.0%
Aerospace & Defense — 1.6%
General Dynamics Corp.	447,447	96,268,222
Raytheon Technologies Corp.	2,258,420	221,234,823
Textron, Inc.	1,806,875	122,198,956
		439,702,001
Air Freight & Logistics — 1.6%
FedEx Corp.	267,021	66,194,506
United Parcel Service, Inc., Class B	2,067,301	370,563,704
		436,758,210
Banks — 0.7%
US Bancorp	6,104,114	201,679,927
Beverages — 3.3%
Coca-Cola Co. (The)	6,282,096	378,307,821
Constellation Brands, Inc., Class A	458,045	112,738,616
Monster Beverage Corp. *	621,776	35,714,814
PepsiCo, Inc.	2,150,751	398,362,100
		925,123,351
Biotechnology — 3.4%
AbbVie, Inc.	2,722,780	366,840,150
Biogen, Inc. *	122,838	34,990,404
Regeneron Pharmaceuticals, Inc. *	329,917	237,058,561
Vertex Pharmaceuticals, Inc. *	899,113	316,406,856
		955,295,971
Broadline Retail — 1.7%
Amazon.com, Inc. *	3,561,718	464,305,558
Building Products — 1.3%
Trane Technologies plc	1,956,574	374,214,343
Capital Markets — 2.6%
CME Group, Inc.	1,830,941	339,255,058
Intercontinental Exchange, Inc.	1,169,115	132,203,524
Raymond James Financial, Inc.	643,700	66,796,749
S&P Global, Inc.	510,112	204,498,800
		742,754,131
Chemicals — 3.2%
Air Products and Chemicals, Inc.	1,081,717	324,006,693
Dow, Inc.	1,780,420	94,825,169
Linde plc	889,418	338,939,411
LyondellBasell Industries NV, Class A	917,767	84,278,544
PPG Industries, Inc.	407,746	60,468,732
		902,518,549
INVESTMENTS	SHARES	VALUE($)

Communications Equipment — 0.2%
Motorola Solutions, Inc.	176,336	51,715,822
Consumer Finance — 0.8%
American Express Co.	1,279,709	222,925,308
Consumer Staples Distribution & Retail — 1.9%
Costco Wholesale Corp.	706,149	380,176,499
Walmart, Inc.	1,032,172	162,236,795
		542,413,294
Containers & Packaging — 0.2%
Avery Dennison Corp.	278,751	47,889,422
Electric Utilities — 2.1%
NextEra Energy, Inc.	3,437,119	255,034,230
PG&E Corp. *	4,729,723	81,729,613
Xcel Energy, Inc.	3,989,981	248,057,119
		584,820,962
Electrical Equipment — 1.3%
Eaton Corp. plc	1,806,674	363,322,141
Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc. *	1,066,867	178,646,879
Entertainment — 0.1%
Netflix, Inc. *	35,986	15,851,473
Financial Services — 5.1%
Berkshire Hathaway, Inc., Class B *	559,800	190,891,800
FleetCor Technologies, Inc. *	619,946	155,656,042
Jack Henry & Associates, Inc.	1,498,940	250,817,630
Mastercard, Inc., Class A	1,075,211	422,880,486
Visa, Inc., Class A (a)	1,681,371	399,291,985
		1,419,537,943
Food Products — 2.0%
Hershey Co. (The)	1,605,625	400,924,562
Mondelez International, Inc., Class A	2,347,424	171,221,107
		572,145,669
Ground Transportation — 2.6%
CSX Corp.	4,322,778	147,406,730
Norfolk Southern Corp.	882,855	200,196,200
Old Dominion Freight Line, Inc.	701,421	259,350,415
Union Pacific Corp.	646,949	132,378,704
		739,332,049
Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp. *	1,725,586	93,336,947
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — 2.5%
Centene Corp. *	889,808	60,017,550
Elevance Health, Inc.	303,735	134,946,423
Humana, Inc.	301,762	134,926,843
UnitedHealth Group, Inc.	765,849	368,097,663
		697,988,479
Hotels, Restaurants & Leisure — 3.3%
Booking Holdings, Inc. *	64,232	173,447,597
Chipotle Mexican Grill, Inc. *	173,648	371,433,072
McDonald's Corp.	171,704	51,238,191
Yum! Brands, Inc.	2,370,919	328,490,827
		924,609,687
Household Products — 3.3%
Colgate-Palmolive Co.	4,701,423	362,197,628
Kimberly-Clark Corp.	1,528,458	211,018,911
Procter & Gamble Co. (The)	2,394,086	363,278,610
		936,495,149
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	1,802,357	373,989,077
Industrial REITs — 0.7%
Prologis, Inc.	1,549,964	190,072,085
Insurance — 2.7%
Globe Life, Inc.	217,290	23,819,330
Progressive Corp. (The)	3,014,709	399,057,030
Travelers Cos., Inc. (The)	1,995,381	346,517,865
		769,394,225
Interactive Media & Services — 2.2%
Alphabet, Inc., Class A *	2,982,566	357,013,150
Meta Platforms, Inc., Class A *	910,362	261,255,687
		618,268,837
IT Services — 2.4%
Accenture plc, Class A	1,294,367	399,415,769
Cognizant Technology Solutions Corp., Class A	3,189,163	208,188,561
VeriSign, Inc. *	250,984	56,714,854
		664,319,184
Life Sciences Tools & Services — 1.4%
Danaher Corp.	269,012	64,562,880
Thermo Fisher Scientific, Inc.	614,666	320,701,985
		385,264,865
INVESTMENTS	SHARES	VALUE($)

Machinery — 1.6%
Deere & Co.	334,443	135,512,959
Dover Corp.	1,505,914	222,348,202
Otis Worldwide Corp.	1,143,958	101,823,702
		459,684,863
Media — 1.8%
Charter Communications, Inc., Class A * (a)	241,821	88,837,781
Comcast Corp., Class A	9,744,911	404,901,052
		493,738,833
Multi-Utilities — 2.6%
Ameren Corp.	2,022,120	165,146,540
CMS Energy Corp.	2,036,801	119,662,059
Dominion Energy, Inc.	1,361,227	70,497,946
Public Service Enterprise Group, Inc.	5,642,927	353,303,660
Sempra Energy	168,662	24,555,501
		733,165,706
Oil, Gas & Consumable Fuels — 2.4%
Chevron Corp.	722,063	113,616,613
ConocoPhillips	2,332,420	241,662,036
EOG Resources, Inc.	1,541,985	176,464,763
Exxon Mobil Corp.	1,252,314	134,310,677
		666,054,089
Personal Care Products — 0.1%
Kenvue, Inc. * (a)	548,459	14,490,287
Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	5,346,933	341,936,365
Eli Lilly & Co.	748,171	350,877,236
Johnson & Johnson	1,036,556	171,570,749
Merck & Co., Inc.	1,821,025	210,128,075
		1,074,512,425
Professional Services — 0.2%
Automatic Data Processing, Inc.	96,177	21,138,743
Booz Allen Hamilton Holding Corp.	376,979	42,070,856
		63,209,599
Residential REITs — 0.7%
Sun Communities, Inc.	792,078	103,334,496
UDR, Inc.	1,829,811	78,608,680
		181,943,176
Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	1,584,574	308,690,861
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	37

JPMorgan Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
ASML Holding NV (Registered), NYRS (Netherlands)	254,578	184,505,405
NXP Semiconductors NV (China)	1,610,760	329,690,357
Texas Instruments, Inc.	2,074,592	373,468,052
		1,196,354,675
Software — 5.7%
Adobe, Inc. *	964,355	471,559,951
Cadence Design Systems, Inc. *	537,277	126,002,202
Intuit, Inc.	816,821	374,259,214
Microsoft Corp.	1,352,427	460,555,491
ServiceNow, Inc. *	114,349	64,260,708
Synopsys, Inc. *	256,315	111,602,114
		1,608,239,680
Specialized REITs — 1.8%
American Tower Corp.	116,681	22,629,113
Equinix, Inc.	318,294	249,523,398
SBA Communications Corp.	1,017,134	235,730,976
		507,883,487
Specialty Retail — 2.6%
AutoZone, Inc. *	77,886	194,197,837
Best Buy Co., Inc.	316,369	25,926,440
Lowe's Cos., Inc.	1,687,123	380,783,661
O'Reilly Automotive, Inc. *	78,030	74,542,059
TJX Cos., Inc. (The)	437,857	37,125,895
Ulta Beauty, Inc. *	16,814	7,912,584
		720,488,476
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.	282,142	54,727,084
Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	526,318	58,089,718
Tobacco — 0.4%
Altria Group, Inc.	949,784	43,025,215
Philip Morris International, Inc.	771,326	75,296,844
		118,322,059
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	411,142	57,107,624
Total Common Stocks (Cost $22,117,076,502)		23,842,703,319
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Equity-Linked Notes — 13.1%
Barclays Bank plc, ELN, 44.00%, 7/12/2023, (linked to S&P 500 Index) (United Kingdom) (b)	58,753	212,538,977
BNP Paribas, ELN, 39.10%, 7/17/2023, (linked to S&P 500 Index) (b)	58,113	225,494,712
BNP Paribas, ELN, 40.39%, 8/4/2023, (linked to S&P 500 Index) (b)	56,642	242,646,965
BNP Paribas, ELN, 42.16%, 8/7/2023, (linked to S&P 500 Index) (b)	56,662	241,479,845
BNP Paribas, ELN, 43.03%, 7/31/2023, (linked to S&P 500 Index) (b)	64,595	276,287,026
BofA Finance LLC, ELN, 38.80%, 7/18/2023, (linked to S&P 500 Index) (b)	57,756	230,575,813
BofA Finance LLC, ELN, 40.10%, 7/14/2023, (linked to S&P 500 Index) (b)	57,892	230,076,123
BofA Finance LLC, ELN, 40.90%, 7/28/2023, (linked to S&P 500 Index) (b)	64,256	281,059,599
GS Finance Corp., ELN, 44.60%, 7/10/2023, (linked to S&P 500 Index) (b)	57,544	205,994,285
GS Finance Corp., ELN, 45.85%, 7/11/2023, (linked to S&P 500 Index) (b)	59,333	202,894,533
National Bank of Canada, ELN, 41.60%, 7/24/2023, (linked to S&P 500 Index) (b)	60,376	261,991,992
Royal Bank of Canada, ELN, 41.27%, 8/1/2023, (linked to S&P 500 Index) (Canada) (b)	64,356	277,810,694
Royal Bank of Canada, ELN, 42.13%, 8/8/2023, (linked to S&P 500 Index) (Canada) (b)	56,410	244,073,660
Royal Bank of Canada, ELN, 42.31%, 7/21/2023, (linked to S&P 500 Index) (Canada) (b)	60,425	261,454,745
Royal Bank of Canada, ELN, 45.51%, 7/25/2023, (linked to S&P 500 Index) (Canada) (b)	63,716	285,419,008
Total Equity-Linked Notes (Cost $3,882,005,213)		3,679,797,977
	SHARES
Short-Term Investments — 2.2%
Investment Companies — 0.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (c) (d) (Cost $224,743,189)	224,743,189	224,743,189
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 1.4%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (c) (d)	334,933,313	334,966,807
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (c) (d)	47,208,090	47,208,090
Total Investment of Cash Collateral from Securities Loaned (Cost $382,192,492)		382,174,897
Total Short-Term Investments (Cost $606,935,681)		606,918,086
Total Investments — 100.3% (Cost $26,606,017,396)		28,129,419,382
Liabilities in Excess of Other Assets — (0.3)%		(82,723,054)
NET ASSETS — 100.0%		28,046,696,328

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $379,594,014.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	39

JPMorgan Nasdaq Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 81.8%
Air Freight & Logistics — 0.2%
United Parcel Service, Inc., Class B	46,521	8,338,889
Automobiles — 3.3%
Tesla, Inc. *	499,902	130,859,346
Beverages — 2.0%
Coca-Cola Co. (The)	265,156	15,967,694
Constellation Brands, Inc., Class A	56,664	13,946,710
Monster Beverage Corp. *	388,272	22,302,344
PepsiCo, Inc.	139,202	25,782,995
		77,999,743
Biotechnology — 2.4%
AbbVie, Inc.	107,512	14,485,092
Amgen, Inc.	38,645	8,579,963
Biogen, Inc. *	59,705	17,006,969
Regeneron Pharmaceuticals, Inc. *	40,202	28,886,745
Seagen, Inc. *	22,255	4,283,197
Vertex Pharmaceuticals, Inc. *	62,093	21,851,148
		95,093,114
Broadline Retail — 6.1%
Amazon.com, Inc. *	1,743,044	227,223,216
MercadoLibre, Inc. (Brazil) *	13,275	15,725,565
		242,948,781
Commercial Services & Supplies — 0.5%
Copart, Inc. *	228,374	20,829,992
Communications Equipment — 1.2%
Cisco Systems, Inc.	874,594	45,251,494
Consumer Staples Distribution & Retail — 1.2%
Costco Wholesale Corp.	65,298	35,155,137
Dollar Tree, Inc. *	69,849	10,023,332
		45,178,469
Electric Utilities — 1.0%
NextEra Energy, Inc.	227,028	16,845,478
Xcel Energy, Inc.	391,296	24,326,872
		41,172,350
Electrical Equipment — 0.5%
Eaton Corp. plc	88,009	17,698,610
Entertainment — 1.4%
Netflix, Inc. *	113,378	49,941,875
Take-Two Interactive Software, Inc. *	46,339	6,819,247
		56,761,122
INVESTMENTS	SHARES	VALUE($)

Financial Services — 0.8%
FleetCor Technologies, Inc. *	26,642	6,689,273
Mastercard, Inc., Class A	30,403	11,957,500
PayPal Holdings, Inc. *	197,442	13,175,305
		31,822,078
Food Products — 1.1%
Kraft Heinz Co. (The)	368,131	13,068,651
Mondelez International, Inc., Class A	435,897	31,794,327
		44,862,978
Ground Transportation — 0.4%
CSX Corp.	339,375	11,572,688
Uber Technologies, Inc. *	129,132	5,574,628
		17,147,316
Health Care Equipment & Supplies — 1.6%
Dexcom, Inc. *	199,708	25,664,475
Intuitive Surgical, Inc. *	114,104	39,016,722
		64,681,197
Health Care Providers & Services — 0.3%
UnitedHealth Group, Inc.	22,438	10,784,600
Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc., Class A *	14,936	1,914,198
Booking Holdings, Inc. *	14,288	38,582,315
Chipotle Mexican Grill, Inc. *	9,253	19,792,167
Marriott International, Inc., Class A	91,305	16,771,815
Starbucks Corp.	25,095	2,485,911
		79,546,406
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	126,017	26,148,527
Industrial REITs — 0.3%
Prologis, Inc.	94,964	11,645,435
Interactive Media & Services — 9.7%
Alphabet, Inc., Class C *	2,014,038	243,638,177
Meta Platforms, Inc., Class A *	490,115	140,653,203
		384,291,380
IT Services — 0.1%
Cognizant Technology Solutions Corp., Class A	83,515	5,451,859
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.	18,142	9,465,588
Machinery — 0.4%
Deere & Co.	42,305	17,141,563
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Media — 1.4%
Charter Communications, Inc., Class A *	29,121	10,698,182
Comcast Corp., Class A	1,065,771	44,282,785
		54,980,967
Oil, Gas & Consumable Fuels — 0.3%
Diamondback Energy, Inc.	72,963	9,584,420
Pharmaceuticals — 0.3%
Bristol-Myers Squibb Co.	148,909	9,522,731
Professional Services — 0.4%
Verisk Analytics, Inc.	67,765	15,316,923
Semiconductors & Semiconductor Equipment — 14.3%
Advanced Micro Devices, Inc. *	467,495	53,252,355
Analog Devices, Inc.	204,522	39,842,931
Applied Materials, Inc.	100,648	14,547,662
ASML Holding NV (Registered), NYRS (Netherlands)	29,665	21,499,709
Broadcom, Inc.	55,954	48,536,178
Intel Corp.	382,966	12,806,383
Lam Research Corp.	44,692	28,730,699
Marvell Technology, Inc.	260,336	15,562,886
Micron Technology, Inc.	65,207	4,115,214
NVIDIA Corp.	532,511	225,262,803
NXP Semiconductors NV (China)	124,084	25,397,513
QUALCOMM, Inc.	269,606	32,093,898
Teradyne, Inc.	147,878	16,463,258
Texas Instruments, Inc.	160,589	28,909,232
		567,020,721
Software — 15.9%
Adobe, Inc. *	85,330	41,725,517
Crowdstrike Holdings, Inc., Class A *	35,429	5,203,457
HubSpot, Inc. *	23,528	12,519,014
Intuit, Inc.	87,735	40,199,300
Microsoft Corp.	1,254,771	427,299,715
Oracle Corp.	97,352	11,593,650
Palo Alto Networks, Inc. *	108,404	27,698,306
ServiceNow, Inc. *	20,322	11,420,354
Synopsys, Inc. *	89,850	39,121,588
Workday, Inc., Class A *	51,921	11,728,435
		628,509,336
Specialty Retail — 1.0%
Lowe's Cos., Inc.	71,062	16,038,693
O'Reilly Automotive, Inc. *	25,915	24,756,600
		40,795,293
INVESTMENTS	SHARES	VALUE($)

Technology Hardware, Storage & Peripherals — 9.9%
Apple, Inc.	1,964,456	381,045,530
Seagate Technology Holdings plc	189,911	11,749,794
		392,795,324
Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc., Class B	103,216	11,391,950
Wireless Telecommunication Services — 0.6%
T-Mobile US, Inc. *	162,922	22,629,866
Total Common Stocks (Cost $2,686,643,493)		3,237,668,368
	PRINCIPAL AMOUNT($)
Equity-Linked Notes — 16.1%
Barclays Bank plc, ELN, 69.30%, 8/8/2023, (linked to Nasdaq-100 Index) (a)	9,036	132,830,194
BNP Paribas, ELN, 63.79%, 8/1/2023, (linked to Nasdaq-100 Index) (a)	8,642	130,900,979
Morgan Stanley Finance LLC, ELN, 62.59%, 7/11/2023, (linked to Nasdaq-100 Index) (a)	9,694	131,282,740
Royal Bank of Canada, ELN, 59.85%, 7/18/2023, (linked to Nasdaq-100 Index) (Canada) (a)	8,975	120,692,300
Societe Generale, ELN, 67.45%, 7/25/2023, (linked to Nasdaq-100 Index) (a)	7,902	122,418,969
Total Equity-Linked Notes (Cost $654,983,525)		638,125,182
	SHARES
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c) (Cost $49,625,385)	49,625,385	49,625,385
Total Investments — 99.2% (Cost $3,391,252,403)		3,925,418,935
Other Assets Less Liabilities — 0.8%		31,577,127
NET ASSETS — 100.0%		3,956,996,062

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	41

JPMorgan Nasdaq Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Exchange-Traded Funds	June 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023

	JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	JPMorgan Active Growth ETF	JPMorgan Active Small Cap Value ETF
ASSETS:
Investments in non-affiliates, at value	$27,698,365	$351,053,722	$10,567,216
Investments in affiliates, at value	90,192	6,933,264	278,027
Cash	443	33,495	1,707
Deposits at broker for futures contracts	19,000	—	—
Receivables:
Investment securities sold	29,534	—	35,179
Fund shares sold	—	115,544	—
Dividends from non-affiliates	19,939	40,863	9,649
Dividends from affiliates	13	960	39
Variation margin on futures contracts	978	—	—
Total Assets	27,858,464	358,177,848	10,891,817
LIABILITIES:
Payables:
Investment securities purchased	27,492	—	48,701
Fund shares redeemed	—	28,878	—
Accrued liabilities:
Management fees (See Note 3.A.)	3,786	118,592	6,460
Total Liabilities	31,278	147,470	55,161
Net Assets	$27,827,186	$358,030,378	$10,836,656
NET ASSETS:
Paid-in-Capital	$26,962,153	$312,339,762	$10,957,300
Total distributable earnings (loss)	865,033	45,690,616	(120,644)
Total Net Assets	$27,827,186	$358,030,378	$10,836,656
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	550,000	6,425,000	220,000
Net asset value, per share	$50.59	$55.72	$49.26
Cost of investments in non-affiliates	$25,040,053	$293,993,896	$10,713,824
Cost of investments in affiliates	90,192	6,933,264	278,027
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	43

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)

	JPMorgan Active Value ETF	JPMorgan Equity Premium Income ETF	JPMorgan Nasdaq Equity Premium Income ETF
ASSETS:
Investments in non-affiliates, at value	$405,707,404	$27,522,501,296	$3,875,793,550
Investments in affiliates, at value	12,221,401	224,743,189	49,625,385
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	252,180	382,174,897	—
Cash	42,869	988,824	183,271
Foreign currency, at value	9,529	—	—
Receivables:
Investment securities sold	—	771,617,437	125,194,150
Fund shares sold	174,445	44,612,973	21,755,719
Interest from non-affiliates	—	80,293,880	19,572,500
Dividends from non-affiliates	426,522	21,702,132	863,935
Dividends from affiliates	1,693	31,125	6,873
Securities lending income (See Note 2.C.)	82	60,937	—
Total Assets	418,836,125	29,048,726,690	4,092,995,383
LIABILITIES:
Payables:
Investment securities purchased	—	612,167,640	134,997,389
Collateral received on securities loaned (See Note 2.C.)	252,180	382,174,897	—
Accrued liabilities:
Management fees (See Note 3.A.)	141,317	7,687,825	1,001,932
Total Liabilities	393,497	1,002,030,362	135,999,321
Net Assets	$418,442,628	$28,046,696,328	$3,956,996,062
NET ASSETS:
Paid-in-Capital	$403,548,843	$28,927,568,836	$3,721,962,044
Total distributable earnings (loss)	14,893,785	(880,872,508)	235,034,018
Total Net Assets	$418,442,628	$28,046,696,328	$3,956,996,062
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	7,875,000	507,225,000	81,875,000
Net asset value, per share	$53.14	$55.29	$48.33
Cost of investments in non-affiliates	$386,187,099	$25,999,081,715	$3,341,627,018
Cost of investments in affiliates	12,221,401	224,743,189	49,625,385
Cost of foreign currency	9,525	—	—
Investment securities on loan, at value (See Note 2.C.)	246,763	379,594,014	—
Cost of investment of cash collateral (See Note 2.C.)	252,180	382,192,492	—
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Exchange-Traded Funds	June 30, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023

	JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	JPMorgan Active Growth ETF (a)	JPMorgan Active Small Cap Value ETF (b)
INVESTMENT INCOME:
Interest income from non-affiliates	$799	$—	$—
Interest income from affiliates	—	39	—
Dividend income from non-affiliates	416,908	1,154,049	68,074
Dividend income from affiliates	3,613	160,587	6,225
Total investment income	421,320	1,314,675	74,299
EXPENSES:
Management fees (See Note 3.A.)	42,698	651,622	23,690
Total expenses	42,698	651,622	23,690
Net investment income (loss)	378,622	663,053	50,609
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,125,780)	(11,977,966)	(24,645)
In-kind redemptions of investments in non-affiliates (See Note 4)	—	4,973,326	—
Futures contracts	10,834	—	—
Net realized gain (loss)	(1,114,946)	(7,004,640)	(24,645)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	5,260,190	57,059,826	(146,608)
Futures contracts	2,893	—	—
Change in net unrealized appreciation/depreciation	5,263,083	57,059,826	(146,608)
Net realized/unrealized gains (losses)	4,148,137	50,055,186	(171,253)
Change in net assets resulting from operations	$4,526,759	$50,718,239	$(120,644)

(a)
Commenced operations on August 8, 2022.
(b)
Commenced operations on March 7, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	45

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)

	JPMorgan Active Value ETF	JPMorgan Equity Premium Income ETF	JPMorgan Nasdaq Equity Premium Income ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1,704,013,033	$174,146,637
Interest income from affiliates	—	261,549	2,642
Dividend income from non-affiliates	5,509,318	295,918,292	9,343,001
Dividend income from affiliates	296,277	9,157,803	818,573
Income from securities lending (net) (See Note 2.C.)	119	162,790	74
Total investment income	5,805,714	2,009,513,467	184,310,927
EXPENSES:
Management fees (See Note 3.A.)	1,078,937	63,365,783	4,635,375
Interest expense to non-affiliates	—	530	16
Other	—	35,463	—
Total expenses	1,078,937	63,401,776	4,635,391
Net investment income (loss)	4,726,777	1,946,111,691	179,675,536
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,441,125)	(1,986,544,408)	(331,397,937)
In-kind redemptions of investments in non-affiliates (See Note 4)	2,203,966	188,660,157	45,899,313
Futures contracts	—	(4,000,766)	83,798
Foreign currency transactions	116	—	—
Net realized gain (loss)	(2,237,043)	(1,801,885,017)	(285,414,826)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	21,464,205	1,882,951,860	538,790,194
Investments in affiliates	—	(17,595)	—
Futures contracts	—	—	15,350
Foreign currency translations	4	—	—
Change in net unrealized appreciation/depreciation	21,464,209	1,882,934,265	538,805,544
Net realized/unrealized gains (losses)	19,227,166	81,049,248	253,390,718
Change in net assets resulting from operations	$23,953,943	$2,027,160,939	$433,066,254
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Exchange-Traded Funds	June 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan ActiveBuilders U.S. Large Cap Equity ETF		JPMorgan Active Growth ETF
	Year Ended June 30, 2023	Period Ended June 30, 2022 (a)	Period Ended June 30, 2023 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$378,622	$334,991	$663,053
Net realized gain (loss)	(1,114,946)	(861,236)	(7,004,640)
Change in net unrealized appreciation/depreciation	5,263,083	(2,601,888)	57,059,826
Change in net assets resulting from operations	4,526,759	(3,128,133)	50,718,239
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(378,735)	(154,858)	(206,646)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	—	26,962,153	307,518,785
NET ASSETS:
Change in net assets	4,148,024	23,679,162	358,030,378
Beginning of period	23,679,162	—	—
End of period	$27,827,186	$23,679,162	$358,030,378
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$—	$26,962,153	$329,978,902
Cost of shares redeemed	—	—	(22,460,117)
Total change in net assets resulting from capital transactions	$—	$26,962,153	$307,518,785
SHARE TRANSACTIONS:
Issued	—	550,000	6,875,000
Redeemed	—	—	(450,000)
Net increase (decrease) in shares from share transactions	—	550,000	6,425,000

(a)
Commenced operations on July 7, 2021.
(b)
Commenced operations on August 8, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Active Small Cap Value ETF	JPMorgan Active Value ETF
	Period Ended June 30, 2023 (a)	Year Ended June 30, 2023	Period Ended June 30, 2022 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$50,609	$4,726,777	$410,429
Net realized gain (loss)	(24,645)	(2,237,043)	(635,535)
Change in net unrealized appreciation/depreciation	(146,608)	21,464,209	(1,943,900)
Change in net assets resulting from operations	(120,644)	23,953,943	(2,169,006)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	—	(4,338,724)	(377,424)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,957,300	354,602,282	46,771,557
NET ASSETS:
Change in net assets	10,836,656	374,217,501	44,225,127
Beginning of period	—	44,225,127	—
End of period	$10,836,656	$418,442,628	$44,225,127
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$10,957,300	$370,777,128	$46,771,557
Cost of shares redeemed	—	(16,174,846)	—
Total change in net assets resulting from capital transactions	$10,957,300	$354,602,282	$46,771,557
SHARE TRANSACTIONS:
Issued	220,000	7,275,000	925,000
Redeemed	—	(325,000)	—
Net increase (decrease) in shares from share transactions	220,000	6,950,000	925,000

(a)
Commenced operations on March 7, 2023.
(b)
Commenced operations on October 4, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Exchange-Traded Funds	June 30, 2023

	JPMorgan Equity Premium Income ETF		JPMorgan Nasdaq Equity Premium Income ETF
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Period Ended June 30, 2022 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,946,111,691	$600,120,493	$179,675,536	$1,172,963
Net realized gain (loss)	(1,801,885,017)	(538,883,868)	(285,414,826)	(478,926)
Change in net unrealized appreciation/depreciation	1,882,934,265	(450,224,219)	538,805,544	(4,639,012)
Change in net assets resulting from operations	2,027,160,939	(388,987,594)	433,066,254	(3,944,975)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,873,734,871)	(493,807,029)	(149,409,334)	(338,751)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	17,686,859,307	9,172,786,489	3,572,183,413	105,439,455
NET ASSETS:
Change in net assets	17,840,285,375	8,289,991,866	3,855,840,333	101,155,729
Beginning of period	10,206,410,953	1,916,419,087	101,155,729	—
End of period	$28,046,696,328	$10,206,410,953	$3,956,996,062	$101,155,729
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$19,072,623,769	$9,663,664,928	$3,840,224,854	$105,439,455
Cost of shares redeemed	(1,385,764,462)	(490,878,439)	(268,041,441)	—
Total change in net assets resulting from capital transactions	$17,686,859,307	$9,172,786,489	$3,572,183,413	$105,439,455
SHARE TRANSACTIONS:
Issued	348,400,000	160,575,000	85,625,000	2,225,000
Redeemed	(25,250,000)	(8,175,000)	(5,975,000)	—
Net increase (decrease) in shares from share transactions	323,150,000	152,400,000	79,650,000	2,225,000

(a)
Commenced operations on May 3, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
Year Ended June 30, 2023	$43.05	$0.69	$7.54	$8.23	$(0.69)	$—	$(0.69)
July 7, 2021 (f) through June 30, 2022	49.00	0.61	(6.28)	(5.67)	(0.28)	—	(0.28)
JPMorgan Active Growth ETF
August 8, 2022 (f) through June 30, 2023	49.95	0.19	5.65	5.84	(0.07)	—	(0.07)
JPMorgan Active Small Cap Value ETF
March 7, 2023 (f) through June 30, 2023	50.00	0.23	(0.97)	(0.74)	—	—	—
JPMorgan Active Value ETF
Year Ended June 30, 2023	47.81	0.98	5.09	6.07	(0.74)	—	(0.74)
October 4, 2021 (f) through June 30, 2022	49.50	0.63	(1.78)	(1.15)	(0.47)	(0.07)	(0.54)
JPMorgan Equity Premium Income ETF
Year Ended June 30, 2023	55.45	5.84	0.04	5.88	(6.04)	—	(6.04)
Year Ended June 30, 2022	60.50	6.11	(6.20)	(0.09)	(4.96)	—	(4.96)
Year Ended June 30, 2021	50.76	5.17	9.42	14.59	(4.85)	—	(4.85)
May 20, 2020 (f) through June 30, 2020	50.00	0.63	0.13 (i)	0.76	—	—	—
JPMorgan Nasdaq Equity Premium Income ETF
Year Ended June 30, 2023	45.46	6.04	2.47	8.51	(5.64)	—	(5.64)
May 3, 2022 (f) through June 30, 2022	50.00	1.11	(5.27)	(4.16)	(0.38)	—	(0.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The closing price was used to calculate the market price return.

(f)	Commencement of operations.
(g)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)
Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the
Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

50	J.P. Morgan Exchange-Traded Funds	June 30, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Portfolio turnover rate (c)

$50.59	$50.64	19.37%	19.74%	$27,827,186	0.17%	1.50%	38%
43.05	42.96	(11.67)	(11.85)(g)	23,679,162	0.17 (h)	1.25 (h)	40

55.72	55.74	11.73	11.77 (g)	358,030,378	0.44	0.45	60

49.26	49.30	(1.48)	(1.40)(g)	10,836,656	0.74	1.57	13

53.14	53.15	12.79	13.04	418,442,628	0.44	1.91	80
47.81	47.71	(2.37)	(2.57)(g)	44,225,127	0.44	1.64	56

55.29	55.33	11.30	11.37	28,046,696,328	0.35	10.69	190
55.45	55.45	(0.49)	(0.62)	10,206,410,953	0.35	10.23	195
60.50	60.57	30.22	29.90	1,916,419,087	0.35	8.89	195
50.76	50.94	1.52	1.88 (g)	27,916,586	0.35	11.11	13

48.33	48.37	20.81	20.11	3,956,996,062	0.35	13.49	162
45.46	45.76	(8.37)	(7.77)(g)	101,155,729	0.35	14.59	12

June 30, 2023	J.P. Morgan Exchange-Traded Funds	51

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 6 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	Diversified
JPMorgan Active Growth ETF(1)	Non-diversified
JPMorgan Active Small Cap Value ETF(2)	Diversified
JPMorgan Active Value ETF	Diversified
JPMorgan Equity Premium Income ETF	Diversified
JPMorgan Nasdaq Equity Premium Income ETF	Non-Diversified

(1)	Commencement of operations was August 8, 2022.
(2)	Commencement of operations was March 7, 2023.
The investment objective of JPMorgan ActiveBuilders U.S. Large Cap Equity ETF ("ActiveBuilders U.S. Large Cap Equity ETF"), JPMorgan Active Growth ETF ("Active Growth ETF"), JPMorgan Active Small Cap Value ETF ("Active Small Cap Value ETF") and JPMorgan Active Value ETF ("Active Value ETF") is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Equity Premium Income ETF ("Equity Premium Income ETF") and JPMorgan Nasdaq Premium Income ETF ("Nasdaq Equity Premium Income ETF") is to seek current income while maintaining prospects for capital appreciation.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
ActiveBuilders U.S. Large Cap Equity ETF	NYSE Arca
Active Growth ETF	NYSE Arca
Active Small Cap Value ETF	NYSE Arca
Active Value ETF	NYSE Arca
Equity Premium Income ETF	NYSE Arca
Nasdaq Equity Premium Income ETF	The NASDAQ Stock Market LLC
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

52	J.P. Morgan Exchange-Traded Funds	June 30, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.
•
Level 1 — Quoted prices in active markets for identical securities.
•
Level 2 — Other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•
Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):
ActiveBuilders U.S. Large Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$27,788,557	$—	$—	$27,788,557
Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,883	$—	$—	$2,883

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	53

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
Active Growth ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$357,986,986	$—	$—	$357,986,986

(a)	Please refer to the SOI for specifics of portfolio holdings.

Active Small Cap Value ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$10,845,243	$—	$—	$10,845,243

(a)	Please refer to the SOI for specifics of portfolio holdings.

Active Value ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$418,180,985	$—	$—	$418,180,985

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Premium Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$23,842,703,319	$—	$—	$23,842,703,319
Equity Linked Notes	—	3,679,797,977	—	3,679,797,977
Short-Term Investments
Investment Companies	224,743,189	—	—	224,743,189
Investment of Cash Collateral from Securities Loaned	382,174,897	—	—	382,174,897
Total Short-Term Investments	606,918,086	—	—	606,918,086
Total Investments in Securities	$24,449,621,405	$3,679,797,977	$—	$28,129,419,382

Nasdaq Equity Premium Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$3,237,668,368	$—	$—	$3,237,668,368
Equity Linked Notes	—	638,125,182	—	638,125,182
Short-Term Investments
Investment Companies	49,625,385	—	—	49,625,385
Total Investments in Securities	$3,287,293,753	$638,125,182	$—	$3,925,418,935

54	J.P. Morgan Exchange-Traded Funds	June 30, 2023

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Active Value ETF	$246,763	$(246,763)	$—
Equity Premium Income ETF	379,594,014	(379,594,014)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Active Value ETF	$16
Equity Premium Income ETF	3,921
Nasdaq Equity Premium Income ETF	2
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
ActiveBuilders U.S. Large Cap Equity ETF, Active Growth ETF and Active Small Cap Value ETF did not lend out any securities during the year ended June 30, 2023.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	55

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
ActiveBuilders U.S. Large Cap Equity ETF
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	$108,091	$1,103,194	$1,121,093	$—	$—	$90,192	90,192	$3,613	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

Active Growth ETF
For the year ended June 30, 2023
Security Description	Value at August 8, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	$—	$21,921,382	$14,988,118	$—	$—	$6,933,264	6,933,264	$160,587	$—

(a)	Commencement of operations was August 8, 2022.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.

Active Small Cap Value ETF
For the year ended June 30, 2023
Security Description	Value at March 7, 2023(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	$—	$1,125,077	$847,050	$—	$—	$278,027	278,027	$6,225	$—

(a)	Commencement of operations was March 7, 2023.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.

56	J.P. Morgan Exchange-Traded Funds	June 30, 2023

Active Value ETF
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	$—	$2,083,561	$1,831,381	$—	$—	$252,180	252,180	$2,549 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	1,396,966	24,383,997	13,559,562	—	—	12,221,401	12,221,401	296,277	—
Total	$1,396,966	$26,467,558	$15,390,943	$—	$—	$12,473,581		$298,826	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income ETF
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	$—	$577,000,000	$242,000,000	$(15,598)*	$(17,595)	$334,966,807	334,933,313	$3,658,024 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	—	271,752,731	224,544,641	—	—	47,208,090	47,208,090	497,912 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	121,300,698	7,436,174,011	7,332,731,520	—	—	224,743,189	224,743,189	9,157,803	—
Total	$121,300,698	$8,284,926,742	$7,799,276,161	$(15,598)	$(17,595)	$606,918,086		$13,313,739	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

June 30, 2023	J.P. Morgan Exchange-Traded Funds	57

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
Nasdaq Equity Premium Income ETF
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	$1,754,620	$996,070,262	$948,199,497	$—	$—	$49,625,385	49,625,385	$818,573	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
E. Futures Contracts— ActiveBuilders U.S. Large Cap Equity ETF, Equity Premium Income ETF and Nasdaq Equity Premium Income ETF used index futures contracts to manage and hedge equity price risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended June 30, 2023:
	ActiveBuilders U.S. Large Cap Equity ETF	Equity Premium Income ETF	Nasdaq Equity Premium Income ETF
Futures Contracts:
Average Notional Balance Long	$92,830	$12,978,788	$108,456
Average Notional Balance Short	—	(66,973,163)	—
Ending Notional Balance Long	89,735	—	—
F. Equity-Linked Notes — Equity Premium Income ETF and Nasdaq Equity Premium Income ETF invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as Interest income from non-affiliates on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. A Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of June 30, 2023, Equity Premium Income ETF and Nasdaq Equity Premium Income ETF had outstanding ELNs as listed on the SOIs.

58	J.P. Morgan Exchange-Traded Funds	June 30, 2023

G. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly for Equity Premium Income ETF and Nasdaq Equity Premium Income ETF, at least annually for ActiveBuilders U.S. Large Cap Equity ETF, Active Growth ETF and Active Small Cap Value ETF, and at least quarterly for Active Value ETF. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
ActiveBuilders U.S. Large Cap Equity ETF	$—	$167	$(167)
Active Growth ETF	4,820,977	4	(4,820,981)
Active Value ETF	2,175,004	268	(2,175,272)
Equity Premium Income ETF	171,713,196	39,999	(171,753,195)
Nasdaq Equity Premium Income ETF	44,339,176	—	(44,339,176)
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Management Fee— JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

ActiveBuilders U.S. Large Cap Equity ETF	0.17%
Active Growth ETF	0.44
Active Small Cap Value ETF	0.74
Active Value ETF	0.44
Equity Premium Income ETF	0.35
Nasdaq Equity Premium Income ETF	0.35
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished

June 30, 2023	J.P. Morgan Exchange-Traded Funds	59

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under each Management Agreement as described in Note 3.A.
F. Other  — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
During the year ended June 30, 2023, Equity Premium Income ETF purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
ActiveBuilders U.S. Large Cap Equity ETF	$9,543,350	$9,503,772
Active Growth ETF	126,447,730	97,740,009
Active Small Cap Value ETF	11,101,383	1,261,541
Active Value ETF	199,104,709	192,164,923
Equity Premium Income ETF	37,719,791,712	34,236,282,707
Nasdaq Equity Premium Income ETF	2,909,061,218	2,252,984,672
For the year ended June 30, 2023, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Purchases	In-Kind Sales
Active Growth ETF	$294,237,599	$21,941,969
Active Small Cap Value ETF	905,166	—
Active Value ETF	352,080,076	15,276,197
Equity Premium Income ETF	15,128,233,463	1,154,717,872

60	J.P. Morgan Exchange-Traded Funds	June 30, 2023

	In-Kind Purchases	In-Kind Sales
Nasdaq Equity Premium Income ETF	$3,089,190,297	$221,373,735
During the year ended June 30, 2023, the Funds, except ActiveBuilders U.S. Large Cap Equity ETF, delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ActiveBuilders U.S. Large Cap Equity ETF	$25,369,263	$3,362,810	$940,633	$2,422,177
Active Growth ETF	302,118,298	57,546,978	1,678,290	55,868,688
Active Small Cap Value ETF	10,993,651	573,459	721,867	(148,408)
Active Value ETF	401,519,486	27,520,733	10,859,234	16,661,499
Equity Premium Income ETF	26,800,581,029	1,927,081,146	598,242,793	1,328,838,353
Nasdaq Equity Premium Income ETF	3,405,417,536	550,357,313	30,355,914	520,001,399
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2023 was as follows:
	Ordinary Income*	Total Distributions Paid
ActiveBuilders U.S. Large Cap Equity ETF	$378,735	$378,735
Active Growth ETF	206,646	206,646
Active Value ETF	4,338,724	4,338,724
Equity Premium Income ETF	1,873,734,871	1,873,734,871
Nasdaq Equity Premium Income ETF	149,409,334	149,409,334

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Total Distributions Paid
ActiveBuilders U.S. Large Cap Equity ETF	$154,858	$154,858
Active Value ETF	377,424	377,424
Equity Premium Income ETF	493,807,029	493,807,029
Nasdaq Equity Premium Income ETF	338,751	338,751

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	61

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
ActiveBuilders U.S. Large Cap Equity ETF	$190,939	$(1,036,680)	$2,422,177
Active Growth ETF	466,578	(259,031)	55,868,688
Active Small Cap Value ETF	52,525	(22,846)	(148,408)
Active Value ETF	471,377	(2,075,538)	16,661,503
Equity Premium Income ETF	191,696,972	(1,174,878,278)	1,328,114,121
Nasdaq Equity Premium Income ETF	31,109,342	(19,918,405)	520,001,399
The cumulative timing differences primarily consist of post-October capital loss deferrals and wash sale loss deferrals.
As of June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
ActiveBuilders U.S. Large Cap Equity ETF	$973,345	$63,335
Active Growth ETF	259,031	—
Active Small Cap Value ETF	22,846	—
Active Value ETF	2,033,118	42,420
Equity Premium Income ETF	1,010,524,741	164,353,537
Nasdaq Equity Premium Income ETF	19,918,405	—
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the Funds deferred to July 1, 2023 the following net capital losses (gains) of:
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
ActiveBuilders U.S. Large Cap Equity ETF	$271,246	$429,239	$—
Active Growth ETF	10,376,110	—	3,149
Active Value ETF	(72,597)	225,065	—
Equity Premium Income ETF	1,068,373,987	157,403,926	—
Nasdaq Equity Premium Income ETF	295,998,408	150,981	—
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount plus at least 105% for the Funds of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

62	J.P. Morgan Exchange-Traded Funds	June 30, 2023

Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2023, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
ActiveBuilders U.S. Large Cap Equity ETF	91%
Active Small Cap Value ETF	91
Significant shareholder transactions by the Adviser may impact the Funds' performance.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
Equity Premium Income ETF's and Nasdaq Equity Premium Income ETF's investments in ELNs entail varying degrees of risks. The Funds are subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Funds from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
9. Subsequent Events
On August 10, 2023, the Board approved the liquidation of ActiveBuilders U.S. Large Cap Equity ETF, which is expected to occur on or about September 21, 2023.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	63

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate (SOFR). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.

64	J.P. Morgan Exchange-Traded Funds	June 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the six funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (six of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of June 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF *	JPMorgan Active Value ETF ****
JPMorgan Active Growth ETF **	JPMorgan Equity Premium Income ETF *****
JPMorgan Active Small Cap Value ETF ***	JPMorgan Nasdaq Equity Premium Income ETF ******

* Statement of operations for the year ended June 30, 2023, and statement of changes in net assets for the year ended June 30, 2023 and the period July 7, 2021 (commencement of operations) through June 30, 2022

** Statement of operations and statement of changes in net assets for the period August 8, 2022 (commencement of operations) through June 30, 2023
*** Statement of operations and statement of changes in net assets for the period March 7, 2023 (commencement of operations) through June 30, 2023
**** Statement of operations for the year ended June 30, 2023, and statement of changes in net assets for the year ended June 30, 2023 and the period October 4, 2021 (commencement of operations) through June 30, 2022

***** Statement of operations for the year ended June 30, 2023 and statement of changes in net assets for the years ended June 30, 2023 and 2022
****** Statement of operations for the year ended June 30, 2023, and statement of changes in net assets for the year ended June 30, 2023 and the period May 3, 2022 (commencement of operations) through June 30, 2022

Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	65

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

66	J.P. Morgan Exchange-Traded Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

June 30, 2023	J.P. Morgan Exchange-Traded Funds	67

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

68	J.P. Morgan Exchange-Traded Funds	June 30, 2023

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	69

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

70	J.P. Morgan Exchange-Traded Funds	June 30, 2023

Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	71

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
Actual *	$1,000.00	$1,155.80	$0.91	0.17%
Hypothetical *	1,000.00	1,023.95	0.85	0.17
JPMorgan Active Growth ETF
Actual *	1,000.00	1,254.40	2.46	0.44
Hypothetical *	1,000.00	1,022.61	2.21	0.44
JPMorgan Active Small Cap Value ETF
Actual **	1,000.00	985.20	2.31	0.74
Hypothetical *	1,000.00	1,021.13	3.71	0.74
JPMorgan Active Value ETF
Actual *	1,000.00	1,044.90	2.23	0.44
Hypothetical *	1,000.00	1,022.61	2.21	0.44
JPMorgan Equity Premium Income ETF
Actual *	1,000.00	1,055.10	1.78	0.35
Hypothetical *	1,000.00	1,023.06	1.76	0.35
JPMorgan Nasdaq Equity Premium Income ETF
Actual *	1,000.00	1,244.40	1.95	0.35
Hypothetical *	1,000.00	1,023.06	1.76	0.35

*	Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 115/365
(to reflect the actual period). The Fund commenced operations on March 7, 2023.

72	J.P. Morgan Exchange-Traded Funds	June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	73

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023:
Dividends Received Deduction
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	100.00%
JPMorgan Active Growth ETF	100.00
JPMorgan Active Value ETF	100.00
JPMorgan Equity Premium Income ETF	14.03
JPMorgan Nasdaq Equity Premium Income ETF	5.48
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023:
Qualified Dividend Income
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	$378,735
JPMorgan Active Growth ETF	206,646
JPMorgan Active Value ETF	4,338,724
JPMorgan Equity Premium Income ETF	275,499,494
JPMorgan Nasdaq Equity Premium Income ETF	8,463,321

74	J.P. Morgan Exchange-Traded Funds	June 30, 2023

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited)
JPMorgan Active Small Cap Value ETF
On November 15-17, 2022, the Board of Trustees (the “Board” or the “Trustees”) held meetings and approved the initial management agreement (the “Management Agreement”) for the JPMorgan Active Small Cap Value ETF (the “Fund”).  The meetings were held by videoconference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019.  The Management Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to that Management Agreement or any of their affiliates. In connection with the approval of the Management Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel.  Before voting on the proposed Management Agreement, the Trustees reviewed the Management Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Management Agreement. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Management Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Management Agreement is provided below. The Trustees considered information provided with respect to the Fund and the approval of the Management Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under its Management Agreement was fair and reasonable and that initial approval of the Management Agreement was in the best interests of the Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of the Fund’s initial Management Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Management Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
(i)   The background and experience of the Adviser’s senior
management and investment personnel;
(ii)   The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management of the Fund;
(iii)  The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
(iv)  Information about the structure and distribution strategy of the Fund and how it fits within the Trust’s other fund offerings;
(v)   The administration services to be provided by the Adviser under the Management Agreement;
(vi)  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)  The overall reputation and capabilities of the Adviser and its affiliates;
(viii)  The commitment of the Adviser to provide high quality service to the Fund;
(ix)   Their overall confidence in the Adviser’s integrity;
(x)   The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them; and
(xi)   The Adviser’s business continuity plan, steps the Adviser and its affiliates have taken to provide services to the Fund during the COVID-19 pandemic and the Adviser’s and its affiliates’ success in continuing to provide services to the other J.P. Morgan ETFs and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.
The Trustees also considered the benefits the Adviser is expected to receive as the result of the roles  JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, plays as custodian, fund accountant and transfer agent for the Fund, including the profitability of those arrangements to JPMCB.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale. The Trustees noted that the proposed unitary management fee schedule for the Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when the Fund is new and not achieving economies of scale. The Trustees considered the fact that increases in

June 30, 2023	J.P. Morgan Exchange-Traded Funds	75

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited) (continued)
assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under its Management Agreement in the future. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees considered the Adviser’s view that it does not manage other accounts with a substantially similar investment strategy as that of the Fund.
Investment Performance
The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable.
Management Fees and Expense Ratios
The Trustees considered that under the Management Agreement, the Adviser will provide advisory and administrative services and will be responsible for substantially all expenses of the Fund (“unitary fee structure”). The Trustees considered the contractual management fee rate that will be paid by the Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as the Fund. The Trustees also considered the fees paid to JPMCB, for custody, transfer agency and other related services for the Fund and the profitability of these arrangements to JPMCB.
The Trustees considered how the Fund will be positioned against peer funds, as identified by management and/or Broadridge and noted that the Fund’s proposed management fee compared favorably with identified peer funds. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that the Fund’s proposed management fee was reasonable.

76	J.P. Morgan Exchange-Traded Funds	June 30, 2023

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-ETF-623

Annual Report
J.P. Morgan Exchange-Traded Funds
June 30, 2023
Fund	Ticker	Listing Exchange
JPMorgan Market Expansion Enhanced Equity ETF	JMEE	NYSE Arca

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from the Fund. Shares may only be subscribed and redeemed directly from the Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

June 30, 2023	J.P. Morgan Exchange-Traded Funds	1

JPMorgan Market Expansion Enhanced Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	16.61%
Market Price **	16.73%
S&P 1000 Index	15.20%
Net Assets as of 6/30/2023	$854,560,372
Fund Ticker	JMEE
INVESTMENT OBJECTIVE ***
The JPMorgan Market Expansion Enhanced Equity ETF (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.
INVESTMENT APPROACH
The Fund combines a proprietary stock-ranking system with fundamental analysis to identify the most attractive stocks in the S&P 1000 Index (the “Benchmark”). The Fund owns a large portion of stocks in the Benchmark, modestly overweighting higher-ranked stocks and underweighting lower-ranked stocks.
HOW DID THE MARKET PERFORM?
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of 2022 as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices began to recede. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty by the end of 2022.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.
Within U.S. equity markets, large cap and mid cap stock generally outperformed small cap stocks and growth stocks outperformed value stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund outperformed the Benchmark for the twelve months ended June 30, 2023. The Fund’s security selection in the industrial cyclical sector and its underweight position in the finance sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the software & services sector and the consumer stable sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Builders FirstSource Inc., First Solar Inc. and Jabil Inc. Shares of Builders FirstSource, a homebuilding products and services provider, rose throughout the period amid consecutive quarters of better-than-expected earnings and revenue. Shares of First Solar, a manufacturer of solar energy technologies, rose amid investor expectations the company would benefit from investment tax credits in the renewable energy sector. Shares of Jabil, an electronics manufacturer, rose after the company reported better-than-expected earnings and revenue for its fiscal third quarter.
Leading individual detractors from relative performance included the Fund’s overweight positions in Tandem Diabetes Care Inc. and Netgear Inc., and its underweight position in Penumbra Inc. Shares of Tandem Diabetes Care, a health care equipment manufacturer, fell after the company reported

2	J.P. Morgan Exchange-Traded Funds	June 30, 2023

consecutive quarters of lower-than-expected earnings and revenue amid increased competition within the insulin pump market. Shares of Netgear, a communications equipment manufacturer, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2023. Shares of Penumbra, a medical device manufacturer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue and raised its 2023 revenue forecast.
HOW WAS THE FUND POSITIONED?
The Fund seeks to closely follow the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. The Fund’s portfolio managers seek to invest in stocks that they believe are attractively valued and that have improving momentum characteristics. The portfolio managers strive to add value exclusively through security selection rather than sector, style or theme allocation.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Builders FirstSource, Inc.	1.1%
2.	Jabil, Inc.	0.9
3.	Reliance Steel & Aluminum Co.	0.7
4.	Toll Brothers, Inc.	0.7
5.	United Therapeutics Corp.	0.7
6.	EMCOR Group, Inc.	0.6
7.	Clean Harbors, Inc.	0.6
8.	Life Storage, Inc.	0.6
9.	nVent Electric plc	0.6
10.	Tri Pointe Homes, Inc.	0.5

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	21.6%
Financials	13.3
Consumer Discretionary	13.3
Information Technology	11.7
Health Care	9.9
Real Estate	7.2
Materials	5.8
Consumer Staples	4.6
Energy	4.1
Utilities	2.5
Communication Services	1.1
Short-Term Investments	4.9

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.12 as of June 30, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of June 30, 2023, the closing price was $50.16.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Market Expansion Enhanced Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
JPMorgan Market Expansion Enhanced Equity ETF
Net Asset Value	July 31, 1998*	16.61%	6.85%	9.91%
Market Price		16.73	6.87	9.91

*	Inception date for Class I Shares of the predecessor Fund (as defined below).
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
JPMorgan Market Expansion Enhanced Equity ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 6, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to close of business on May 6, 2022 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is October 1, 2018. Returns for the Predecessor Fund’s Class R6 Shares prior to their inception date are based on the performance of the Predecessors Fund’s Class I Shares. The actual returns of the Predecessor Fund’s Class R6 Shares would have been different than those shown because the Predecessor Fund’s Class R6 Shares had different expenses than the Predecessor Fund’s Class I Shares. Inception date for the Predecessor Fund’s Class I Shares is July 31, 1998. Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Class R6 Shares and Class I Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor
Fund is based on the net asset value ("NAV") per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on May 9, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the S&P 1000 Index from June 30, 2013 to June 30 2023. The performance of the Fund reflects the deduction of Fund expenses, assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 1000 Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The S&P 1000 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares. The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Exchange-Traded Funds	June 30, 2023

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.5%
Aerospace & Defense — 0.2%
AeroVironment, Inc. *	5,796	592,815
Curtiss-Wright Corp.	1,607	295,142
Woodward, Inc.	4,509	536,165
		1,424,122
Air Freight & Logistics — 0.5%
Forward Air Corp.	8,319	882,729
GXO Logistics, Inc. *	20,609	1,294,657
Hub Group, Inc., Class A *	22,212	1,784,068
		3,961,454
Automobile Components — 1.2%
Adient plc *	24,124	924,432
American Axle & Manufacturing Holdings, Inc. *	37,017	306,131
Dana, Inc.	86,446	1,469,582
Fox Factory Holding Corp. *	5,651	613,190
Gentherm, Inc. *	8,581	484,912
Goodyear Tire & Rubber Co. (The) *	182,577	2,497,653
LCI Industries	6,377	805,798
Lear Corp.	14,969	2,148,800
Patrick Industries, Inc.	7,124	569,920
		9,820,418
Automobiles — 0.4%
Harley-Davidson, Inc.	40,087	1,411,463
Thor Industries, Inc. (a)	14,997	1,552,190
Winnebago Industries, Inc.	10,260	684,239
		3,647,892
Banks — 5.9%
Ameris Bancorp	51,930	1,776,525
Associated Banc-Corp.	40,787	661,973
Axos Financial, Inc. *	46,004	1,814,398
Banc of California, Inc.	38,569	446,629
Bancorp, Inc. (The) *	14,455	471,956
Banner Corp.	39,125	1,708,589
Brookline Bancorp, Inc.	18,841	164,670
Cadence Bank	18,801	369,252
Columbia Banking System, Inc.	54,697	1,109,255
Commerce Bancshares, Inc.	29,794	1,450,968
Cullen/Frost Bankers, Inc. (a)	17,226	1,852,312
Customers Bancorp, Inc. *	52,253	1,581,176
CVB Financial Corp.	71,587	950,675
Dime Community Bancshares, Inc.	12,518	220,692
East West Bancorp, Inc.	61,457	3,244,315
FB Financial Corp.	8,353	234,302
INVESTMENTS	SHARES	VALUE($)

Banks — continued
First Bancorp (a)	9,335	277,716
First BanCorp (Puerto Rico)	183,806	2,246,109
First Commonwealth Financial Corp.	88,650	1,121,422
First Financial Bancorp	11,658	238,290
First Financial Bankshares, Inc.	16,696	475,669
First Horizon Corp.	138,377	1,559,509
FNB Corp.	151,664	1,735,036
Glacier Bancorp, Inc.	2,723	84,876
Hancock Whitney Corp.	35,236	1,352,358
Hanmi Financial Corp.	8,801	131,399
National Bank Holdings Corp., Class A	47,435	1,377,512
NBT Bancorp, Inc.	8,895	283,306
New York Community Bancorp, Inc.	134,834	1,515,534
OFG Bancorp (Puerto Rico)	71,518	1,865,189
Old National Bancorp	164,798	2,297,284
Pathward Financial, Inc.	7,158	331,845
Pinnacle Financial Partners, Inc.	50,005	2,832,783
Preferred Bank	3,586	197,194
Prosperity Bancshares, Inc. (a)	35,815	2,022,831
Renasant Corp.	14,269	372,849
Seacoast Banking Corp. of Florida	20,530	453,713
Southside Bancshares, Inc.	31,430	822,209
SouthState Corp.	9,005	592,529
Synovus Financial Corp.	38,240	1,156,760
Triumph Financial, Inc. *	5,903	358,430
UMB Financial Corp.	11,321	689,449
United Community Banks, Inc.	26,888	671,931
Veritex Holdings, Inc.	36,524	654,875
Washington Federal, Inc.	30,467	807,985
Webster Financial Corp.	30,797	1,162,587
Wintrust Financial Corp.	37,338	2,711,486
WSFS Financial Corp.	6,900	260,268
		50,718,620
Beverages — 0.3%
Boston Beer Co., Inc. (The), Class A *	2,399	739,947
Celsius Holdings, Inc. *	7,589	1,132,203
Coca-Cola Consolidated, Inc.	1,394	886,612
		2,758,762
Biotechnology — 1.9%
Arrowhead Pharmaceuticals, Inc. *	41,381	1,475,646
Eagle Pharmaceuticals, Inc. *	28,743	558,764
Emergent BioSolutions, Inc. *	3,872	28,459
Exelixis, Inc. *	228,216	4,361,208
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Biotechnology — continued
Neurocrine Biosciences, Inc. *	27,249	2,569,581
REGENXBIO, Inc. *	61,493	1,229,245
United Therapeutics Corp. *	26,167	5,776,365
		15,999,268
Broadline Retail — 0.6%
Kohl's Corp. (a)	63,916	1,473,264
Macy's, Inc.	144,817	2,324,313
Nordstrom, Inc.	28,255	578,380
Ollie's Bargain Outlet Holdings, Inc. *	9,219	534,056
		4,910,013
Building Products — 3.3%
AAON, Inc.	8,030	761,324
Apogee Enterprises, Inc.	5,500	261,085
AZZ, Inc.	6,477	281,490
Builders FirstSource, Inc. *	70,605	9,602,280
Carlisle Cos., Inc.	13,613	3,492,143
Gibraltar Industries, Inc. *	24,098	1,516,246
Griffon Corp.	13,217	532,645
Lennox International, Inc.	6,498	2,118,803
Owens Corning	26,950	3,516,975
Resideo Technologies, Inc. *	41,092	725,685
Simpson Manufacturing Co., Inc.	11,421	1,581,808
Trex Co., Inc. *	4,267	279,745
UFP Industries, Inc.	36,016	3,495,353
		28,165,582
Capital Markets — 1.7%
Affiliated Managers Group, Inc.	10,657	1,597,378
Avantax, Inc. *	94,557	2,116,186
Donnelley Financial Solutions, Inc. *	12,728	579,506
Evercore, Inc., Class A	6,146	759,584
Federated Hermes, Inc.	12,264	439,664
Interactive Brokers Group, Inc., Class A	37,673	3,129,496
Jefferies Financial Group, Inc.	47,304	1,569,074
Piper Sandler Cos.	3,395	438,838
SEI Investments Co.	11,124	663,213
Stifel Financial Corp.	34,394	2,052,290
StoneX Group, Inc. *	8,613	715,568
Virtus Investment Partners, Inc.	1,931	381,314
		14,442,111
Chemicals — 2.3%
AdvanSix, Inc.	29,340	1,026,313
Ashland, Inc.	11,044	959,834
INVESTMENTS	SHARES	VALUE($)

Chemicals — continued
Avient Corp.	41,272	1,688,025
Axalta Coating Systems Ltd. *	22,657	743,376
Cabot Corp.	27,395	1,832,452
Chemours Co. (The) (a)	62,522	2,306,437
Hawkins, Inc.	5,004	238,641
HB Fuller Co.	26,979	1,929,268
Ingevity Corp. *	24,188	1,406,774
Livent Corp. * (a)	19,322	530,003
Minerals Technologies, Inc.	14,462	834,313
RPM International, Inc.	24,765	2,222,163
Scotts Miracle-Gro Co. (The)	10,993	689,151
Sensient Technologies Corp.	15,471	1,100,452
Stepan Co.	20,247	1,934,803
Trinseo plc	10,170	128,854
		19,570,859
Commercial Services & Supplies — 1.7%
ABM Industries, Inc.	16,783	715,795
Brady Corp., Class A	47,381	2,253,914
Brink's Co. (The)	13,764	933,612
Clean Harbors, Inc. *	30,057	4,942,272
CoreCivic, Inc. *	115,800	1,089,678
Deluxe Corp.	11,996	209,690
Enviri Corp. *	17,334	171,087
Interface, Inc.	16,900	148,551
Matthews International Corp., Class A	8,671	369,558
MillerKnoll, Inc.	22,120	326,934
OPENLANE, Inc. *	33,537	510,433
Pitney Bowes, Inc.	39,977	141,519
Stericycle, Inc. *	6,377	296,148
Tetra Tech, Inc.	14,200	2,325,108
Viad Corp. *	5,256	141,281
		14,575,580
Communications Equipment — 1.2%
ADTRAN Holdings, Inc.	14,611	153,854
Calix, Inc. *	14,625	729,934
Ciena Corp. *	88,208	3,747,958
Digi International, Inc. *	8,866	349,232
Extreme Networks, Inc. *	31,311	815,651
Lumentum Holdings, Inc. * (a)	14,611	828,882
NETGEAR, Inc. *	98,932	1,400,877
Viasat, Inc. * (a)	44,567	1,838,834
Viavi Solutions, Inc. *	58,739	665,513
		10,530,735
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Construction & Engineering — 2.2%
AECOM	34,504	2,922,144
Arcosa, Inc.	14,122	1,070,024
Comfort Systems USA, Inc.	26,172	4,297,442
EMCOR Group, Inc.	27,044	4,997,190
MasTec, Inc. *	15,095	1,780,757
MDU Resources Group, Inc.	55,506	1,162,296
MYR Group, Inc. *	17,182	2,376,958
		18,606,811
Construction Materials — 0.2%
Eagle Materials, Inc.	7,188	1,339,987
Consumer Finance — 0.7%
Encore Capital Group, Inc. *	8,581	417,208
Enova International, Inc. *	33,713	1,790,835
EZCORP, Inc., Class A * (a)	23,387	195,983
FirstCash Holdings, Inc.	13,580	1,267,421
Navient Corp.	27,728	515,186
PROG Holdings, Inc. *	17,963	576,972
SLM Corp.	96,070	1,567,862
		6,331,467
Consumer Staples Distribution & Retail — 1.8%
Andersons, Inc. (The)	32,306	1,490,922
BJ's Wholesale Club Holdings, Inc. *	55,135	3,474,056
Casey's General Stores, Inc.	17,375	4,237,415
SpartanNash Co.	51,787	1,165,725
Sprouts Farmers Market, Inc. *	98,995	3,636,086
United Natural Foods, Inc. *	67,090	1,311,610
		15,315,814
Containers & Packaging — 1.1%
AptarGroup, Inc.	13,834	1,602,807
Berry Global Group, Inc.	19,132	1,230,953
Greif, Inc., Class A	12,770	879,726
Myers Industries, Inc.	10,175	197,700
O-I Glass, Inc. *	19,122	407,872
Silgan Holdings, Inc.	41,660	1,953,438
Sonoco Products Co.	52,810	3,116,846
		9,389,342
Diversified Consumer Services — 0.7%
Adtalem Global Education, Inc. *	13,575	466,165
Graham Holdings Co., Class B	1,679	959,515
Grand Canyon Education, Inc. *	5,093	525,649
INVESTMENTS	SHARES	VALUE($)

Diversified Consumer Services — continued
H&R Block, Inc.	44,428	1,415,920
Service Corp. International	43,691	2,822,002
		6,189,251
Diversified REITs — 0.3%
American Assets Trust, Inc.	12,580	241,536
Armada Hoffler Properties, Inc.	47,681	556,914
Essential Properties Realty Trust, Inc.	72,044	1,695,916
		2,494,366
Diversified Telecommunication Services — 0.3%
Cogent Communications Holdings, Inc.	10,797	726,530
Iridium Communications, Inc.	35,468	2,203,272
		2,929,802
Electric Utilities — 0.9%
Hawaiian Electric Industries, Inc.	47,461	1,718,088
IDACORP, Inc.	32,816	3,366,922
OGE Energy Corp.	73,969	2,656,227
		7,741,237
Electrical Equipment — 1.7%
Acuity Brands, Inc.	8,849	1,443,095
Encore Wire Corp.	15,109	2,809,216
EnerSys	2,850	309,282
Hubbell, Inc.	6,193	2,053,351
nVent Electric plc	94,555	4,885,657
Regal Rexnord Corp.	18,154	2,793,901
		14,294,502
Electronic Equipment, Instruments & Components — 3.5%
Advanced Energy Industries, Inc.	11,091	1,236,092
Arrow Electronics, Inc. *	25,093	3,594,070
Belden, Inc.	11,565	1,106,192
Benchmark Electronics, Inc.	9,965	257,396
Cognex Corp.	36,567	2,048,483
Coherent Corp. *	19,225	980,091
Fabrinet (Thailand) *	26,866	3,489,356
Itron, Inc. *	3,125	225,313
Jabil, Inc.	70,940	7,656,554
Littelfuse, Inc.	5,549	1,616,479
OSI Systems, Inc. *	4,709	554,862
Rogers Corp. *	3,965	642,053
TD SYNNEX Corp.	23,113	2,172,622
Vontier Corp.	123,578	3,980,447
		29,560,010
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Energy Equipment & Services — 0.9%
Bristow Group, Inc. *	7,615	218,779
ChampionX Corp.	90,899	2,821,505
Helmerich & Payne, Inc.	18,184	644,623
NOV, Inc.	104,789	1,680,815
Oceaneering International, Inc. *	50,276	940,161
Patterson-UTI Energy, Inc.	89,914	1,076,271
ProPetro Holding Corp. *	19,862	163,663
		7,545,817
Entertainment — 0.0% ^
Marcus Corp. (The) (a)	8,110	120,271
Financial Services — 1.8%
Essent Group Ltd.	46,686	2,184,905
Euronet Worldwide, Inc. *	4,062	476,757
EVERTEC, Inc. (Puerto Rico)	40,616	1,495,887
MGIC Investment Corp.	132,635	2,094,307
Mr. Cooper Group, Inc. *	28,445	1,440,455
NMI Holdings, Inc., Class A *	55,194	1,425,109
Radian Group, Inc.	23,815	602,043
Voya Financial, Inc.	20,330	1,457,864
Walker & Dunlop, Inc.	12,412	981,665
WEX, Inc. *	17,643	3,212,261
		15,371,253
Food Products — 1.5%
Darling Ingredients, Inc. *	44,039	2,809,248
Flowers Foods, Inc.	50,146	1,247,633
Fresh Del Monte Produce, Inc.	8,150	209,537
Hostess Brands, Inc. *	35,388	896,024
Ingredion, Inc.	31,376	3,324,287
John B Sanfilippo & Son, Inc.	2,678	314,049
Pilgrim's Pride Corp. *	50,164	1,078,024
Post Holdings, Inc. *	15,158	1,313,441
Simply Good Foods Co. (The) *	22,093	808,383
TreeHouse Foods, Inc. *	13,167	663,353
		12,663,979
Gas Utilities — 0.7%
Chesapeake Utilities Corp.	18,026	2,145,094
ONE Gas, Inc.	17,609	1,352,547
Southwest Gas Holdings, Inc.	4,139	263,447
Spire, Inc.	7,124	451,947
UGI Corp.	76,381	2,059,996
		6,273,031
INVESTMENTS	SHARES	VALUE($)

Ground Transportation — 1.9%
ArcBest Corp.	13,677	1,351,288
Avis Budget Group, Inc. *	12,580	2,876,668
Knight-Swift Transportation Holdings, Inc.	42,855	2,381,024
Landstar System, Inc.	19,379	3,731,233
Ryder System, Inc.	12,995	1,101,846
Saia, Inc. *	6,740	2,307,843
Werner Enterprises, Inc.	25,348	1,119,875
XPO, Inc. *	28,893	1,704,687
		16,574,464
Health Care Equipment & Supplies — 3.6%
Avanos Medical, Inc. *	11,916	304,573
CONMED Corp. (a)	6,550	890,080
Envista Holdings Corp. *	94,291	3,190,807
Glaukos Corp. *	20,773	1,479,245
Globus Medical, Inc., Class A *	20,304	1,208,900
Haemonetics Corp. *	30,017	2,555,647
Inari Medical, Inc. *	15,318	890,589
Integer Holdings Corp. *	8,518	754,780
Integra LifeSciences Holdings Corp. *	18,732	770,447
Lantheus Holdings, Inc. *	47,777	4,009,446
LivaNova plc *	11,544	593,708
Masimo Corp. *	25,140	4,136,787
Merit Medical Systems, Inc. *	13,291	1,111,659
Neogen Corp. *	117,614	2,558,105
NuVasive, Inc. *	45,981	1,912,350
Omnicell, Inc. *	10,993	809,854
Orthofix Medical, Inc. *	12,828	231,674
Shockwave Medical, Inc. *	9,710	2,771,331
Varex Imaging Corp. *	10,612	250,125
		30,430,107
Health Care Providers & Services — 3.0%
Acadia Healthcare Co., Inc. *	23,287	1,854,577
Addus HomeCare Corp. *	3,972	368,205
Amedisys, Inc. *	21,919	2,004,273
AMN Healthcare Services, Inc. *	5,531	603,543
Chemed Corp.	4,356	2,359,515
Encompass Health Corp.	57,021	3,860,892
Enhabit, Inc. * (a)	12,526	144,049
Ensign Group, Inc. (The)	13,385	1,277,732
Fulgent Genetics, Inc. * (a)	40,111	1,485,310
HealthEquity, Inc. *	39,464	2,491,757
ModivCare, Inc. *	11,996	542,339
Option Care Health, Inc. *	68,443	2,223,713
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — continued
Progyny, Inc. *	57,685	2,269,328
R1 RCM, Inc. * (a)	30,674	565,935
RadNet, Inc. *	11,349	370,204
Tenet Healthcare Corp. *	41,439	3,372,306
		25,793,678
Health Care REITs — 0.4%
CareTrust REIT, Inc.	24,205	480,711
Community Healthcare Trust, Inc.	38,624	1,275,365
Physicians Realty Trust	121,281	1,696,721
Sabra Health Care REIT, Inc.	25,077	295,156
		3,747,953
Health Care Technology — 0.1%
HealthStream, Inc.	7,837	192,477
NextGen Healthcare, Inc. *	16,463	267,030
Veradigm, Inc. *	51,437	648,106
		1,107,613
Hotel & Resort REITs — 0.2%
DiamondRock Hospitality Co.	51,275	410,713
Park Hotels & Resorts, Inc. (a)	65,387	838,261
Xenia Hotels & Resorts, Inc.	29,995	369,239
		1,618,213
Hotels, Restaurants & Leisure — 2.3%
BJ's Restaurants, Inc. *	6,198	197,096
Bloomin' Brands, Inc.	20,060	539,413
Boyd Gaming Corp.	22,157	1,537,031
Brinker International, Inc. *	35,920	1,314,672
Cheesecake Factory, Inc. (The)	14,517	501,998
Churchill Downs, Inc.	13,298	1,850,683
Cracker Barrel Old Country Store, Inc. (a)	4,371	407,290
Dave & Buster's Entertainment, Inc. *	13,485	600,892
Golden Entertainment, Inc. *	9,055	378,499
Jack in the Box, Inc.	6,650	648,574
Light & Wonder, Inc. *	16,442	1,130,552
Marriott Vacations Worldwide Corp.	10,797	1,325,008
Papa John's International, Inc.	6,477	478,197
Planet Fitness, Inc., Class A *	24,963	1,683,505
Texas Roadhouse, Inc.	15,755	1,768,971
Travel + Leisure Co.	30,923	1,247,434
Wendy's Co. (The)	34,184	743,502
Wyndham Hotels & Resorts, Inc.	50,326	3,450,854
		19,804,171
INVESTMENTS	SHARES	VALUE($)

Household Durables — 2.2%
Cavco Industries, Inc. *	2,131	628,645
KB Home	24,024	1,242,281
La-Z-Boy, Inc.	12,181	348,864
Meritage Homes Corp.	15,853	2,255,406
Taylor Morrison Home Corp. *	34,204	1,668,129
Tempur Sealy International, Inc.	51,273	2,054,509
Toll Brothers, Inc.	78,596	6,214,586
Tri Pointe Homes, Inc. *	136,583	4,488,117
		18,900,537
Household Products — 0.4%
Central Garden & Pet Co. *	27,349	1,060,321
Central Garden & Pet Co., Class A *	55,045	2,006,941
Energizer Holdings, Inc.	17,547	589,228
		3,656,490
Industrial REITs — 1.3%
EastGroup Properties, Inc.	16,446	2,855,026
First Industrial Realty Trust, Inc.	65,459	3,445,762
Innovative Industrial Properties, Inc.	10,746	784,565
LXP Industrial Trust	69,914	681,662
Rexford Industrial Realty, Inc.	66,356	3,465,110
		11,232,125
Insurance — 3.0%
American Financial Group, Inc.	23,890	2,836,937
Assured Guaranty Ltd.	16,008	893,246
CNO Financial Group, Inc.	32,943	779,761
Employers Holdings, Inc.	17,232	644,649
First American Financial Corp.	27,127	1,546,781
Hanover Insurance Group, Inc. (The)	3,128	353,558
Horace Mann Educators Corp.	10,610	314,693
James River Group Holdings Ltd.	43,065	786,367
Kinsale Capital Group, Inc.	3,425	1,281,635
Mercury General Corp.	7,010	212,193
Old Republic International Corp.	75,719	1,905,847
Palomar Holdings, Inc. *	6,198	359,732
Primerica, Inc.	7,080	1,400,141
Reinsurance Group of America, Inc.	19,782	2,743,566
RenaissanceRe Holdings Ltd. (Bermuda)	15,782	2,943,659
RLI Corp.	16,565	2,260,625
Selective Insurance Group, Inc.	4,488	430,624
Unum Group	87,669	4,181,811
		25,875,825
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Interactive Media & Services — 0.3%
QuinStreet, Inc. *	35,373	312,343
TripAdvisor, Inc. *	25,408	418,978
Yelp, Inc. *	17,826	649,045
Ziff Davis, Inc. *	12,938	906,436
		2,286,802
IT Services — 0.1%
Perficient, Inc. *	9,219	768,219
Leisure Products — 0.7%
Brunswick Corp.	23,734	2,056,314
Mattel, Inc. *	89,393	1,746,739
Polaris, Inc. (a)	15,245	1,843,578
YETI Holdings, Inc. *	18,284	710,150
		6,356,781
Life Sciences Tools & Services — 0.7%
Azenta, Inc. *	20,679	965,295
Bruker Corp.	26,375	1,949,640
Medpace Holdings, Inc. *	7,034	1,689,356
Repligen Corp. * (a)	4,904	693,720
Syneos Health, Inc. *	23,734	1,000,151
		6,298,162
Machinery — 5.5%
AGCO Corp.	30,576	4,018,298
Alamo Group, Inc.	6,657	1,224,289
Chart Industries, Inc. *	9,219	1,473,104
Crane Co.	31,876	2,840,789
Crane NXT Co.	31,876	1,799,081
Esab Corp.	11,410	759,221
Federal Signal Corp.	15,329	981,516
Flowserve Corp.	34,910	1,296,907
Franklin Electric Co., Inc.	31,849	3,277,262
Graco, Inc.	45,904	3,963,810
Hillenbrand, Inc.	27,996	1,435,635
ITT, Inc.	44,720	4,168,351
John Bean Technologies Corp.	7,934	962,394
Kennametal, Inc.	22,103	627,504
Lincoln Electric Holdings, Inc.	11,278	2,240,149
Lindsay Corp.	2,788	332,720
Middleby Corp. (The) *	14,969	2,212,867
Mueller Industries, Inc.	15,416	1,345,508
Oshkosh Corp.	32,406	2,806,036
SPX Technologies, Inc. *	13,111	1,114,042
Standex International Corp.	19,963	2,824,166
Terex Corp.	18,926	1,132,343
INVESTMENTS	SHARES	VALUE($)

Machinery — continued
Timken Co. (The)	25,464	2,330,720
Titan International, Inc. *	15,158	174,014
Toro Co. (The)	7,665	779,147
Watts Water Technologies, Inc., Class A	5,875	1,079,414
		47,199,287
Marine Transportation — 0.3%
Kirby Corp. *	16,103	1,239,126
Matson, Inc.	11,916	926,231
		2,165,357
Media — 0.4%
Cable One, Inc.	2,602	1,709,722
John Wiley & Sons, Inc., Class A	11,250	382,838
New York Times Co. (The), Class A	43,874	1,727,758
		3,820,318
Metals & Mining — 2.3%
Alcoa Corp.	41,146	1,396,084
Arconic Corp. *	41,301	1,221,683
ATI, Inc. * (a)	49,242	2,177,974
Cleveland-Cliffs, Inc. *	129,229	2,165,878
Commercial Metals Co.	54,894	2,890,718
Haynes International, Inc.	10,084	512,469
Materion Corp.	10,168	1,161,185
Reliance Steel & Aluminum Co.	23,479	6,376,662
Royal Gold, Inc.	4,509	517,543
SunCoke Energy, Inc.	72,583	571,228
United States Steel Corp.	15,283	382,228
		19,373,652
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Annaly Capital Management, Inc. (a)	144,488	2,891,205
Ellington Financial, Inc. (a)	12,789	176,488
KKR Real Estate Finance Trust, Inc.	16,997	206,854
PennyMac Mortgage Investment Trust	26,355	355,265
Ready Capital Corp. (a)	27,428	309,388
		3,939,200
Multi-Utilities — 0.3%
NorthWestern Corp.	21,372	1,213,075
Unitil Corp.	25,164	1,276,066
		2,489,141
Office REITs — 0.7%
Brandywine Realty Trust	126,732	589,304
Corporate Office Properties Trust	59,455	1,412,056
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Office REITs — continued
Cousins Properties, Inc.	41,025	935,370
Highwoods Properties, Inc.	44,975	1,075,352
Hudson Pacific Properties, Inc.	37,072	156,444
Kilroy Realty Corp.	52,025	1,565,432
		5,733,958
Oil, Gas & Consumable Fuels — 3.4%
Antero Midstream Corp.	74,514	864,362
Antero Resources Corp. *	30,627	705,340
California Resources Corp.	18,723	847,965
Callon Petroleum Co. *	11,111	389,663
Chord Energy Corp.	16,218	2,494,328
Civitas Resources, Inc.	18,841	1,307,000
CNX Resources Corp. *	23,735	420,584
CONSOL Energy, Inc.	12,791	867,358
Dorian LPG Ltd.	7,487	192,042
DT Midstream, Inc.	14,511	719,310
Equitrans Midstream Corp.	103,341	987,940
Green Plains, Inc. *	29,205	941,569
HF Sinclair Corp.	48,395	2,158,901
Matador Resources Co.	42,496	2,223,391
Murphy Oil Corp.	38,039	1,456,894
Ovintiv, Inc.	11,363	432,589
PBF Energy, Inc., Class A	22,157	907,108
PDC Energy, Inc.	43,886	3,122,050
Range Resources Corp.	77,546	2,279,852
REX American Resources Corp. *	13,005	452,704
SM Energy Co.	57,116	1,806,579
Southwestern Energy Co. *	456,402	2,742,976
Talos Energy, Inc. *	9,328	129,379
World Kinect Corp.	16,413	339,421
		28,789,305
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	25,790	1,933,734
Passenger Airlines — 0.0% ^
Hawaiian Holdings, Inc. *	22,440	241,679
Personal Care Products — 0.8%
BellRing Brands, Inc. *	36,639	1,340,987
Coty, Inc., Class A * (a)	77,102	947,584
Edgewell Personal Care Co.	15,258	630,308
elf Beauty, Inc. *	13,305	1,519,830
Inter Parfums, Inc.	4,947	668,983
INVESTMENTS	SHARES	VALUE($)

Personal Care Products — continued
Medifast, Inc.	12,481	1,150,249
USANA Health Sciences, Inc. *	2,983	188,048
		6,445,989
Pharmaceuticals — 0.7%
Innoviva, Inc. *	162,064	2,063,075
Jazz Pharmaceuticals plc *	22,246	2,757,836
Prestige Consumer Healthcare, Inc. *	15,258	906,783
Supernus Pharmaceuticals, Inc. *	12,828	385,610
		6,113,304
Professional Services — 3.2%
ASGN, Inc. *	15,158	1,146,400
CACI International, Inc., Class A *	12,303	4,193,354
Concentrix Corp.	13,764	1,111,443
ExlService Holdings, Inc. *	9,290	1,403,347
FTI Consulting, Inc. * (a)	9,299	1,768,670
Genpact Ltd.	94,091	3,534,999
Heidrick & Struggles International, Inc.	33,142	877,269
Insperity, Inc.	8,771	1,043,398
KBR, Inc.	35,215	2,291,088
Kelly Services, Inc., Class A	10,612	186,877
Korn Ferry	36,567	1,811,529
ManpowerGroup, Inc.	31,755	2,521,347
Maximus, Inc.	17,284	1,460,671
Paylocity Holding Corp. *	9,513	1,755,434
Resources Connection, Inc.	31,051	487,811
Science Applications International Corp.	13,281	1,493,847
		27,087,484
Real Estate Management & Development — 0.4%
Anywhere Real Estate, Inc. *	81,000	541,080
Jones Lang LaSalle, Inc. *	15,105	2,353,359
RE/MAX Holdings, Inc., Class A	5,804	111,785
		3,006,224
Residential REITs — 0.3%
Apartment Income REIT Corp.	39,091	1,410,794
Centerspace	12,490	766,387
NexPoint Residential Trust, Inc.	6,611	300,668
		2,477,849
Retail REITs — 1.9%
Agree Realty Corp.	47,803	3,125,838
Brixmor Property Group, Inc.	151,223	3,326,906
Kite Realty Group Trust	59,116	1,320,651
Macerich Co. (The)	15,281	172,217
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Retail REITs — continued
NNN REIT, Inc.	75,307	3,222,387
Retail Opportunity Investments Corp.	121,801	1,645,532
RPT Realty	24,126	252,117
Saul Centers, Inc.	2,967	109,275
SITE Centers Corp.	49,842	658,911
Spirit Realty Capital, Inc.	42,108	1,658,213
Tanger Factory Outlet Centers, Inc. (a)	8,034	177,310
Urstadt Biddle Properties, Inc., Class A	31,680	673,517
Whitestone	8,655	83,953
		16,426,827
Semiconductors & Semiconductor Equipment — 3.8%
Axcelis Technologies, Inc. *	9,513	1,744,018
Cirrus Logic, Inc. *	42,885	3,474,114
Cohu, Inc. *	10,993	456,869
Diodes, Inc. *	10,712	990,753
FormFactor, Inc. *	23,077	789,695
Ichor Holdings Ltd. *	35,468	1,330,050
Kulicke & Soffa Industries, Inc. (Singapore)	61,616	3,663,071
Lattice Semiconductor Corp. *	37,766	3,628,180
MaxLinear, Inc. *	18,793	593,107
MKS Instruments, Inc.	14,385	1,555,018
Photronics, Inc. *	15,626	402,995
Power Integrations, Inc.	15,416	1,459,433
Rambus, Inc. *	30,212	1,938,704
Semtech Corp. *	18,184	462,965
Silicon Laboratories, Inc. *	21,235	3,349,609
SiTime Corp. *	4,116	485,564
SMART Global Holdings, Inc. *	57,514	1,668,481
Synaptics, Inc. *	9,155	781,654
Ultra Clean Holdings, Inc. *	21,182	814,660
Universal Display Corp.	11,186	1,612,238
Veeco Instruments, Inc. *	1,822	46,789
Wolfspeed, Inc. * (a)	17,643	980,774
		32,228,741
Software — 2.9%
ACI Worldwide, Inc. *	28,843	668,292
Adeia, Inc.	98,998	1,089,968
Alarm.com Holdings, Inc. *	5,651	292,044
Aspen Technology, Inc. *	7,742	1,297,637
Blackbaud, Inc. *	12,644	900,000
DoubleVerify Holdings, Inc. *	36,331	1,414,002
Dynatrace, Inc. *	55,329	2,847,784
Envestnet, Inc. *	29,109	1,727,619
INVESTMENTS	SHARES	VALUE($)

Software — continued
InterDigital, Inc.	8,581	828,496
LiveRamp Holdings, Inc. *	80,415	2,296,652
Manhattan Associates, Inc. *	17,447	3,487,306
NCR Corp. *	54,676	1,377,835
Progress Software Corp.	8,306	482,579
Qualys, Inc. *	8,671	1,120,033
SPS Commerce, Inc. *	10,614	2,038,525
Teradata Corp. *	27,796	1,484,584
Xperi, Inc. *	102,124	1,342,931
		24,696,287
Specialized REITs — 1.9%
CubeSmart	92,846	4,146,502
EPR Properties	9,613	449,888
Four Corners Property Trust, Inc.	7,249	184,125
Lamar Advertising Co., Class A	23,629	2,345,178
Life Storage, Inc.	36,762	4,887,876
National Storage Affiliates Trust	66,229	2,306,756
PotlatchDeltic Corp.	13,365	706,340
Rayonier, Inc.	50,262	1,578,227
		16,604,892
Specialty Retail — 3.6%
Aaron's Co., Inc. (The)	8,947	126,510
Abercrombie & Fitch Co., Class A *	15,805	595,532
American Eagle Outfitters, Inc.	56,141	662,464
Asbury Automotive Group, Inc. *	8,761	2,106,320
AutoNation, Inc. *	20,513	3,376,645
Boot Barn Holdings, Inc. *	7,771	658,126
Caleres, Inc.	12,644	302,571
Chico's FAS, Inc. *	28,343	151,635
Designer Brands, Inc., Class A	18,373	185,567
Dick's Sporting Goods, Inc.	17,851	2,359,724
Five Below, Inc. *	11,444	2,249,204
Foot Locker, Inc. (a)	30,574	828,861
Group 1 Automotive, Inc.	10,171	2,625,135
Guess?, Inc. (a)	12,828	249,505
Haverty Furniture Cos., Inc.	4,447	134,388
Hibbett, Inc.	4,356	158,079
Lithia Motors, Inc., Class A	6,935	2,109,003
Murphy USA, Inc.	5,993	1,864,482
ODP Corp. (The) *	14,746	690,408
RH * (a)	4,062	1,338,794
Sally Beauty Holdings, Inc. *	57,376	708,594
Shoe Carnival, Inc.	5,158	121,110
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	June 30, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Specialty Retail — continued
Signet Jewelers Ltd.	15,416	1,006,048
Sleep Number Corp. *	6,103	166,490
Upbound Group, Inc.	31,659	985,545
Urban Outfitters, Inc. *	18,668	618,471
Valvoline, Inc.	51,173	1,919,499
Williams-Sonoma, Inc.	22,335	2,795,002
		31,093,712
Technology Hardware, Storage & Peripherals — 0.6%
Avid Technology, Inc. *	75,320	1,920,660
Super Micro Computer, Inc. *	12,376	3,084,718
		5,005,378
Textiles, Apparel & Luxury Goods — 1.7%
Capri Holdings Ltd. *	41,834	1,501,422
Carter's, Inc.	8,771	636,775
Columbia Sportswear Co.	2,231	172,322
Crocs, Inc. *	17,089	1,921,487
Deckers Outdoor Corp. *	7,665	4,044,514
G-III Apparel Group Ltd. *	11,444	220,526
Kontoor Brands, Inc.	15,048	633,521
Oxford Industries, Inc.	4,062	399,782
PVH Corp.	17,584	1,494,113
Skechers U.S.A., Inc., Class A *	47,598	2,506,511
Steven Madden Ltd.	21,848	714,211
Wolverine World Wide, Inc.	21,883	321,461
		14,566,645
Tobacco — 0.0% ^
Vector Group Ltd.	32,143	411,752
Trading Companies & Distributors — 1.7%
Boise Cascade Co.	17,447	1,576,336
DXP Enterprises, Inc. *	3,425	124,704
GATX Corp.	5,997	772,054
GMS, Inc. *	47,256	3,270,115
MSC Industrial Direct Co., Inc., Class A	12,375	1,179,090
NOW, Inc. *	179,660	1,861,278
Univar Solutions, Inc. *	42,619	1,527,465
Veritiv Corp.	3,852	483,850
Watsco, Inc. (a)	8,805	3,358,843
		14,153,735
Water Utilities — 0.6%
American States Water Co.	9,557	831,459
INVESTMENTS	SHARES	VALUE($)

Water Utilities — continued
California Water Service Group	12,644	652,810
Essential Utilities, Inc. (a)	87,908	3,508,408
		4,992,677
Wireless Telecommunication Services — 0.1%
Gogo, Inc. *	60,396	1,027,336
Total Common Stocks (Cost $602,937,871)		833,167,959
Short-Term Investments — 5.1%
Investment Companies — 2.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c) (Cost $19,564,496)	19,564,496	19,564,496
Investment of Cash Collateral from Securities Loaned — 2.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	17,996,401	17,998,200
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	5,817,078	5,817,078
Total Investment of Cash Collateral from Securities Loaned (Cost $23,815,278)		23,815,278
Total Short-Term Investments (Cost $43,379,774)		43,379,774
Total Investments — 102.6% (Cost $646,317,645)		876,547,733
Liabilities in Excess of Other Assets — (2.6)%		(21,987,361)
NET ASSETS — 100.0%		854,560,372

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $23,326,174.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	49	09/15/2023	USD	4,662,840	35,260
S&P MidCap 400 E-Mini Index	54	09/15/2023	USD	14,277,060	369,440
					404,700

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Exchange-Traded Funds	June 30, 2023

STATEMENT OF ASSETS AND LIABILITIES
AS OF June 30, 2023

JPMorgan Market Expansion Enhanced Equity ETF
ASSETS:
Investments in non-affiliates, at value	$833,167,959
Investments in affiliates, at value	19,564,496
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	23,815,278
Cash	82,717
Deposits at broker for futures contracts	1,281,000
Receivables:
Investment securities sold	59,254
Dividends from non-affiliates	830,241
Dividends from affiliates	2,709
Securities lending income (See Note 2.B.)	11,589
Variation margin on futures contracts	100,529
Total Assets	878,915,772
LIABILITIES:
Payables:
Investment securities purchased	318,994
Collateral received on securities loaned (See Note 2.B.)	23,815,278
Accrued liabilities:
Investment advisory fees	90,346
Administration fees	50,967
Printing and mailing costs	21,747
Custodian and accounting fees	16,662
Other	41,406
Total Liabilities	24,355,400
Net Assets	$854,560,372
NET ASSETS:
Paid-in-Capital	$627,894,304
Total distributable earnings (loss)	226,666,068
Total Net Assets	$854,560,372
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	17,048,634
Net asset value, per share	$50.12
Cost of investments in non-affiliates	$602,937,871
Cost of investments in affiliates	19,564,496
Investment securities on loan, at value (See Note 2.B.)	23,326,174
Cost of investment of cash collateral (See Note 2.B.)	23,815,278
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	15

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023

JPMorgan Market Expansion Enhanced Equity ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$112,533
Interest income from affiliates	179
Dividend income from non-affiliates	12,331,789
Dividend income from affiliates	797,866
Income from securities lending (net) (See Note 2.B.)	213,434
Total investment income	13,455,801
EXPENSES:
Investment advisory fees	2,082,505
Administration fees	624,755
Custodian and accounting fees	56,908
Professional fees	48,257
Trustees’ and Chief Compliance Officer’s fees	26,474
Printing and mailing costs	84,893
Registration and filing fees	61,797
Other	27,482
Total expenses	3,013,071
Less fees waived	(62,621)
Less expense reimbursements	(976,495)
Net expenses	1,973,955
Net investment income (loss)	11,481,846
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	13,885,892
In-kind redemptions of investments in non-affiliates (See Note 4)	34,709,226
Futures contracts	1,625,751
Net realized gain (loss)	50,220,869
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	68,259,447
Futures contracts	1,661,387
Change in net unrealized appreciation/depreciation	69,920,834
Net realized/unrealized gains (losses)	120,141,703
Change in net assets resulting from operations	$131,623,549
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Exchange-Traded Funds	June 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Market Expansion Enhanced Equity ETF
	Year Ended June 30, 2023	Year Ended June 30, 2022 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,481,846	$12,427,409
Net realized gain (loss)	50,220,869	99,215,056
Change in net unrealized appreciation/depreciation	69,920,834	(248,681,340)
Change in net assets resulting from operations	131,623,549	(137,038,875)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(52,218,514)	(176,087,906)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(58,838,049)	26,187,530
NET ASSETS:
Change in net assets	20,566,986	(286,939,251)
Beginning of period	833,993,386	1,120,932,637
End of period	$854,560,372	$833,993,386

(a)
JPMorgan Market Expansion Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund ("Predecessor Fund") in a reorganization on May 6, 2022. The Predecessor Fund’s Class R6 Shares' performance and financial history have been adopted by JPMorgan Market Expansion Enhanced Equity ETF and will be used going forward. As a result, the information prior to May 6, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund's Class A Shares, Class C Shares, Class I Shares and Class R2 Shares ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Market Expansion Enhanced Equity ETF
	Year Ended June 30, 2023	Year Ended June 30, 2022(a)
CAPITAL TRANSACTIONS: (b)
Proceeds from shares issued	$20,677,423	$16,072,047
Distributions reinvested	—	123,329,499
Cost of shares redeemed	(79,515,472)	(53,645,989)
Change in net assets resulting from capital transactions	(58,838,049)	85,755,557
Class A
Proceeds from shares issued	—	7,213,239
Distributions reinvested	—	17,945,255
Cost of shares redeemed	—	(41,770,683)
Change in net assets resulting from Class A capital transactions	—	(16,612,189)
Class C
Proceeds from shares issued	—	1,510,970
Distributions reinvested	—	3,548,357
Cost of shares redeemed	—	(11,945,898)
Change in net assets resulting from Class C capital transactions	—	(6,886,571)
Class I
Proceeds from shares issued	—	32,169,494
Distributions reinvested	—	23,772,565
Cost of shares redeemed	—	(83,394,480)
Change in net assets resulting from Class I capital transactions	—	(27,452,421)
Class R2
Proceeds from shares issued	—	2,031,211
Distributions reinvested	—	1,950,085
Cost of shares redeemed	—	(12,598,142)
Change in net assets resulting from Class R2 capital transactions	—	(8,616,846)
Total change in net assets resulting from capital transactions	$(58,838,049)	$26,187,530

(a)
JPMorgan Market Expansion Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund ("Predecessor Fund") in a reorganization on May 6, 2022. The Predecessor Fund’s Class R6 Shares' performance and financial history have been adopted by JPMorgan Market Expansion Enhanced Equity ETF and will be used going forward. As a result, the information prior to May 6, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund's Class A Shares, Class C Shares, Class I Shares and Class R2 Shares ceased operations as of the date of the reorganization. (See Note 1).
(b)
Reflects reorganization from JPMorgan Market Expansion Enhanced Index Fund on May 6, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Exchange-Traded Funds	June 30, 2023

	JPMorgan Market Expansion Enhanced Equity ETF
	Year Ended June 30, 2023	Year Ended June 30, 2022(a)
SHARES TRANSACTIONS: (b)
Issued	425,000	267,214
Reinvested	—	2,224,181
Redeemed	(1,575,000)	(1,008,937)
Change in Shares	(1,150,000)	1,482,458
Class A
Issued	—	120,263
Reinvested	—	322,868
Redeemed	—	(750,550)
Change in Class A Shares	—	(307,419)
Class C
Issued	—	23,706
Reinvested	—	63,214
Redeemed	—	(204,223)
Change in Class C Shares	—	(117,303)
Class I
Issued	—	541,296
Reinvested	—	427,319
Redeemed	—	(1,480,505)
Change in Class I Shares	—	(511,890)
Class R2
Issued	—	32,990
Reinvested	—	34,939
Redeemed	—	(230,081)
Change in Class R2 Shares	—	(162,152)

(a)
JPMorgan Market Expansion Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund ("Predecessor Fund") in a reorganization on May 6, 2022. The Predecessor Fund’s Class R6 Shares' performance and financial history have been adopted by JPMorgan Market Expansion Enhanced Equity ETF and will be used going forward. As a result, the information prior to May 6, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund's Class A Shares, Class C Shares, Class I Shares and Class R2 Shares ceased operations as of the date of the reorganization. (See Note 1).
(b)
Reflects reorganization from JPMorgan Market Expansion Enhanced Index Fund on May 6, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance (a)
		Investment operations			Distributions
	Net asset value beginning of period	Net investment income loss(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total Distributions
JPMorgan Market Expansion Enhanced Equity ETF (g)
Year Ended June 30, 2023	$45.83	$0.67	$6.67	$7.34	$(0.66)	$(2.39)	$(3.05)
Year Ended June 30, 2022	62.87	0.70	(8.03)	(7.33)	(0.66)	(9.05)	(9.71)
Year Ended June 30, 2021	41.41	0.63	23.22	23.85	(0.63)	(1.76)	(2.39)
Year Ended June 30, 2020	48.77	0.63	(4.82)	(4.19)	(0.68)	(2.49)	(3.17)
October 1, 2018 through June 30, 2019	58.92	0.54	(4.01)	(3.47)	(0.68)	(6.00)	(6.68)
Year Ended June 30, 2019	57.67	0.63	(3.24)	(2.61)	(0.44)	(5.95)	(6.39)

(a)	Per Share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on May 6, 2022. See Note 1.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)
JPMorgan Market Expansion Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund (“Predecessor
Fund”) in a reorganization on May 6, 2022. Market price returns are calculated using the official closing price of the JPMorgan Market Expansion Enhanced Equity
ETF on the listing exchange as of the time that the JPMorgan Market Expansion Enhanced Equity ETF's NAV is calculated. Prior to the JPMorgan Market Expansion
Enhanced Equity ETF's listing on May 9, 2022, the NAV performance of the Class R6 and the Class I Shares of the Predecessor Fund are used as proxy market price returns.

(g)
JPMorgan Market Expansion Enhanced Equity ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund
(“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 6, 2022. Performance and financial history of the Predecessor Fund’s
Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor
Fund’s Class R6 Shares for the period October 1, 2018 (“Predecessor Fund's Class R6 Shares inception date”) up through the reorganization and the Predecessor
Fund's Class I Shares for the period July 1, 2018 through June 30, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Exchange-Traded Funds	June 30, 2023

		Ratios/Supplemental data
					Ratios to average net assets (b)
Net asset value, end of period	Market price, end of period	Total Return(d)(e)	Market price total return(d)(f)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(d)

$50.12	$50.16	16.61%	16.73%	$854,560,372	0.24%	1.38%	0.36%	29%
45.83	45.82	(13.80)	(13.81)	833,993,386	0.25	1.21	0.36	27
62.87	62.87	58.97	58.97	766,008,977	0.25	1.18	0.35	35
41.41	41.41	(9.65)	(9.65)	500,129,035	0.25	1.45	0.36	49
48.77	48.77	(4.81)	(4.81)	512,511,625	0.25	1.51	0.37	36
48.67	48.67	(3.56)	(3.56)	264,414,719	0.34	1.14	0.61	36
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	21

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan Market Expansion Enhanced Equity ETF (the “Fund”) is a separate diversified series of the Trust covered in this report.
As of the close of business on May 6, 2022 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees of the Trust (the “Board”), JPMorgan Market Expansion Enhanced Index Fund (a mutual fund) (the “Acquired Fund” or “Market Expansion Enhanced Index Fund”), a series of JPMorgan Trust II, was reorganized (the "Reorganization") into the Fund, a newly created exchange-traded fund. Following the Reorganization, the Acquired Fund’s performance (Class R6 Shares) and financial history were adopted by the Fund. In connection with the Reorganization, each shareholder of the Acquired Fund (except as noted below) received shares of the Fund equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Fund, which cash payment might have been taxable. Shareholders of the Acquired Fund who did not hold their shares through a brokerage account that could accept shares of the Fund on the Closing Date had their Acquired Fund shares liquidated, and such shareholders received cash equal in value to their Acquired Fund shares, which cash payment might have been taxable. Shareholders of the Acquired Fund who held their shares through a fund direct individual retirement account and did not take action prior to the Reorganization had their Acquired Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their Acquired Fund shares. The Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as the Acquired Fund. Effective as of the close of business on the Closing Date, the Acquired Fund ceased operations in connection with the consummation of the Reorganization.
Costs incurred by the Fund and the Acquired Fund associated with the Reorganization (including the legal costs associated with the Reorganization) were borne by the Adviser by waiving fees or reimbursing expenses to offset the costs incurred by the Fund and Acquired Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Fund and Acquired Fund related to the disposition and acquisition of assets as part of a Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that were incurred in the ordinary course of business were borne by the Fund and the Acquired Fund. The management fee of the Fund is the same as the management fee of the Acquired Fund. The total annual fund operating expenses of the Fund are expected to be lower than the net expenses of each share class of the Acquired Fund after taking into consideration the expense limitation agreement the Adviser has entered into with the Fund for a term ending on June 30, 2025. The Reorganization did not result in the material change to the Acquired Fund's portfolio holdings. There are no material differences in accounting policies of the Acquired Fund as compared to those of the Fund.
The Fund did not purchase or sell securities following the Reorganization for purposes of realigning its investment portfolio. Accordingly, the Reorganization of the Acquired Fund did not affect the Fund’s portfolio turnover ratio for the year ended June 30, 2023.
The investment objective of the Fund is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Fund.
Shares of the Fund are listed and traded at market price on the NYSE Arca. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units". Creation Units are issued and redeemed in exchange for a basket of securities and/or cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

22	J.P. Morgan Exchange-Traded Funds	June 30, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board, which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$876,547,733	$—	$—	$876,547,733
Appreciation in Other Financial Instruments
Futures Contracts (a)	$404,700	$—	$—	$404,700

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	23

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
B. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents the Fund's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of June 30, 2023.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$23,326,174	$(23,326,174)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2023, JPMIM waived fees associated with the Fund's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$2,935
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

24	J.P. Morgan Exchange-Traded Funds	June 30, 2023

C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	$—	$83,000,000	$65,000,001	$(1,799)*	$—	$17,998,200	17,996,401	$303,250 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	4,706,771	84,397,428	83,287,121	—	—	5,817,078	5,817,078	108,333 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	29,389,113	156,432,490	166,257,107	—	—	19,564,496	19,564,496	797,866	—
Total	$34,095,884	$323,829,918	$314,544,229	$(1,799)	$—	$43,379,774		$1,209,449	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price, foreign exchange and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Fund's futures contracts activity during the year ended June 30, 2023:

Futures Contracts:
Average Notional Balance Long	$22,564,980
Ending Notional Balance Long	18,939,900

June 30, 2023	J.P. Morgan Exchange-Traded Funds	25

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds.
G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least annually. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$32,800,816	$113,491	$(32,914,307)
The reclassifications for the Fund relate primarily to redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.25% of the Fund’s average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.E.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.

26	J.P. Morgan Exchange-Traded Funds	June 30, 2023

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides portfolio custody, accounting and transfer agency services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The amounts paid directly to JPMCB by the Fund for transfer agency services are included in Transfer agency fees on the Statement of Operations.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
D. Distribution Services — The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements — The Adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.24% of the Fund’s average daily net assets.
For the year ended June 30, 2023, the Fund's service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Contractual Reimbursements
$32,497	$974,799
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such affiliated money market funds. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund's investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments. None of these parties expect the Fund to repay any such waived fees and/ or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended June 30, 2023 was $30,124.
JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023, the amount of this reimbursement was $1,696.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with certain other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	27

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$233,976,218	$267,600,184
For the year ended June 30, 2023, in-kind transactions associated with creations and redemptions were as follows:
In-Kind Purchases	In-Kind Sales
$20,015,830	$76,195,071
During the year ended June 30, 2023, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$651,196,819	$268,251,498	$42,495,884	$225,755,614
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2023 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$11,287,892	$40,930,622	$52,218,514

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$43,345,176	$132,742,730	$176,087,906

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Unrealized Appreciation (Depreciation)
$5,667,356	$225,755,614
The cumulative timing differences primarily consist of post-October capital loss deferrals and wash sale loss deferrals.
As of June 30, 2023, the Fund did not have any net capital loss carryforwards.

28	J.P. Morgan Exchange-Traded Funds	June 30, 2023

Net capital losses (gains) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2023, the Fund deferred to July 1, 2023 the following net capital losses (gains) of:
Net Capital Losses (Gains)
Short-Term	Long-Term
$7,063,101	$(2,363,848)
6. Capital Share Transactions
The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statement of Changes in Net Assets.
Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund's shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Fund's registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for the Fund of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
7. Borrowings
Effective November 1, 2022, the Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of June 30, 2023, J.P. Morgan Investor Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:
J.P. Morgan Investor Funds
71.7%
Significant shareholder transactions by the Adviser may impact the Fund's performance.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund's holdings. During such periods, investors may incur significant losses if shares are sold.
The Fund is subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
9. Subsequent Event
Effective August 8, 2023, the Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into an existing joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Although the Trust is effectively part of the Credit Facility as of August 8, 2023, it is not eligible to draw on the Credit Facility, and will not incur costs associated with being a part of the Credit Facility, until on or about May 28, 2024.
This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or the one-month Adjusted Secured Overnight Financing Rate (SOFR). Effective August 8, 2023, the Credit Facility has been amended and restated for a term of 364 days, unless extended.

30	J.P. Morgan Exchange-Traded Funds	June 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan Market Expansion Enhanced Equity ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Market Expansion Enhanced Equity ETF (one of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	31

TRUSTEES
(Unaudited)
The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

32	J.P. Morgan Exchange-Traded Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

June 30, 2023	J.P. Morgan Exchange-Traded Funds	33

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

34	J.P. Morgan Exchange-Traded Funds	June 30, 2023

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	35

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

36	J.P. Morgan Exchange-Traded Funds	June 30, 2023

Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	37

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Market Expansion Enhanced Equity ETF
Actual	$1,000.00	$1,087.90	$1.24	0.24%
Hypothetical	1,000.00	1,023.60	1.20	0.24

*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	J.P. Morgan Exchange-Traded Funds	June 30, 2023

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
The Fund had 82.72%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023.
Long Term Capital Gain
The Fund distributed $40,930,622, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023.
Qualified Dividend Income (QDI)
The Fund had $9,447,751, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023.

June 30, 2023	J.P. Morgan Exchange-Traded Funds	39

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-CONV-ETF-623

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial experts are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2023 – $233,444

2022 – $182,288

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2023 – $32,527

2022 – $33,384

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2023 – $68,721

2022 – $43,103

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2023 and 2022, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2023 – $0

2022 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by- case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre- approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2023 – 0.0%

2022 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2022 – $31.6 million

2021 – $30.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15

U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the reporting period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer.
September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
September 1, 2023